================================================================================


                     AGREEMENT AND PLAN OF REORGANIZATION

                                BY AND BETWEEN

                           BOK FINANCIAL CORPORATION
                                TULSA, OKLAHOMA


                                      AND

                              FIRST TEXCORP, INC.
                                 DALLAS, TEXAS



                         Dated as of December 18, 1996


================================================================================

                               TABLE OF CONTENTS


ARTICLE I.    ACQUISITION OF FTC BY BOKF..........................   2
      SECTION 1.01  Merger of BOKSub with and into FTC............   2
      SECTION 1.02  Effects of the Merger.........................   2
      SECTION 1.03  Articles of Incorporation and Bylaws..........   2
      SECTION 1.04  Directors and Officers........................   2
      SECTION 1.05  Conversion of the FTC Stock...................   2
      SECTION 1.06  Shareholders' Meeting.........................   4
      SECTION 1.07  Delivery of Consideration.....................   5

ARTICLE II.   THE CLOSING AND THE CLOSING DATE....................   5
      SECTION 2.01  Time and Place of the Closing and Closing Date   5
      SECTION 2.02  Actions to be Taken at the Closing by FTC.....   6
      SECTION 2.03  Actions to be Taken at the Closing by BOKF....   7
      SECTION 2.04  Further Assurances............................   8
      SECTION 2.05  Effective Date................................   9

ARTICLE III.  REPRESENTATIONS AND WARRANTIES OF FTC...............   9
      SECTION 3.01  Organization and Qualification................   9
      SECTION 3.02  Execution and Delivery........................  10
      SECTION 3.03  Capitalization................................  10
      SECTION 3.04  Compliance with Laws, Permits and Instruments.  11
      SECTION 3.05  Financial Statements..........................  12
      SECTION 3.06  Undisclosed Liabilities.......................  12
      SECTION 3.07  Litigation....................................  12
      SECTION 3.08  Consents and Approvals........................  12
      SECTION 3.09  Title to Assets...............................  12
      SECTION 3.10  Absence of Certain Changes or Events..........  13
      SECTION 3.11  Leases, Contracts and Agreements..............  13
      SECTION 3.12  Taxes.........................................  13
      SECTION 3.13  Insurance.....................................  14
      SECTION 3.14  Environmental Compliance......................  14
      SECTION 3.15  Regulatory Compliance.........................  14
      SECTION 3.16  Absence of Certain Business Practices.........  14
      SECTION 3.17  Dissenting Shareholders.......................  15
      SECTION 3.18  Books and Records.............................  15
      SECTION 3.19  Voting Trust or Buy-Sell Agreements...........  15
      SECTION 3.20  Employee Benefit Plans........................  15
      SECTION 3.21  Representations Not Misleading................  15
      SECTION 3.22  Survival and Independence of Representations
                    and Warranties................................  15

ARTICLE IV.   REPRESENTATIONS AND WARRANTIES OF BOKF..............  16
      SECTION 4.01  Organization and Qualification................  16
      SECTION 4.02  Execution and Delivery........................  16
      SECTION 4.03  Material Liabilities..........................  16
      SECTION 4.04  Compliance with Laws, Permits and Instruments.  16
      SECTION 4.05  Litigation....................................  17

                                      (i)


      SECTION 4.06  Consents and Approvals.......................  17
      SECTION 4.07  Representations Not Misleading...............  17

ARTICLE V.    COVENANTS OF FTC...................................  17
      SECTION 5.01  Best Efforts.................................  17
      SECTION 5.02  Merger Agreement.............................  17
      SECTION 5.03  Information for Applications and Statements..  17
      SECTION 5.04  Required Acts of FTC and the Bank............  18
      SECTION 5.05  Prohibited Acts of FTC and the Bank..........  19
      SECTION 5.06  Additional Financial Statements..............  21
      SECTION 5.07  Untrue Representations.......................  21
      SECTION 5.08  Litigation and Claims........................  21
      SECTION 5.09  No Negotiation with Others...................  21
      SECTION 5.10  Consents and Approvals.......................  22

ARTICLE VI.   COVENANTS OF BOKF..................................  22
      SECTION 6.01  Best Efforts.................................  22
      SECTION 6.02  Incorporation and Organization of BOKSub.....  22
      SECTION 6.03  Merger Agreements............................  22
      SECTION 6.04  Information for Applications.................  22
      SECTION 6.05  Acts of BOKSub...............................  23
      SECTION 6.06  Untrue Representations.......................  23
      SECTION 6.07  Litigation and Claims........................  23
      SECTION 6.08  Regulatory and Other Approvals...............  23
      SECTION 6.09  Adverse Change...............................  23

ARTICLE VII.  CONDITIONS PRECEDENT TO THE OBLIGATIONS OF FTC.....  23
      SECTION 7.01  Compliance with Representations, Warranties, and Agreements...............................  23
      SECTION 7.02  Shareholder Approvals........................  24
      SECTION 7.03  Government and Other Approvals...............  24
      SECTION 7.04  No Litigation................................  24
      SECTION 7.05  Funds Availability...........................  24
      SECTION 7.06  Certain Additional Conditions................  25

ARTICLE VIII. CONDITIONS PRECEDENT TO THE OBLIGATIONS OF BOKF....  25
      SECTION 8.01  Compliance with Representations, Warranties
                    and Agreements...............................  25
      SECTION 8.02  Shareholder Approvals........................  26
      SECTION 8.03  Government and Other Approvals...............  26
      SECTION 8.04  No Litigation................................  26
      SECTION 8.05  No Material Adverse Change...................  26
      SECTION 8.06  Certain Additional Conditions................  26
      SECTION 8.07  Payment of FTC Indebtedness..................  27

ARTICLE IX.   TERMINATION AND ABANDONMENT........................  27
      SECTION 9.01  Right of Termination.........................  27
      SECTION 9.02  Notice of Termination........................  28
      SECTION 9.03  Effect of Termination........................  28

                                     (ii)


ARTICLE X.    CONFIDENTIAL INFORMATION............................  28
      SECTION 10.01  Definition of "Recipient,"
                     "Disclosing Party" and "Representative"......  28
      SECTION 10.02  Definition of "Subject Information"..........  29
      SECTION 10.03  Confidentiality..............................  29
      SECTION 10.04  Securities Law Concerns......................  29
      SECTION 10.05  Return of Subject Information................  29
      SECTION 10.06  Specific Performance/Injunctive Relief.......  30

ARTICLE XI.   MISCELLANEOUS.......................................  30
      SECTION 11.01  Survival of Representations and Warranties...  30
      SECTION 11.02  Expenses.....................................  30
      SECTION 11.03  Brokerage Fees and Commissions...............  30
      SECTION 11.04  Entire Agreement.............................  31
      SECTION 11.05  Further Cooperation..........................  31
      SECTION 11.06  Severability.................................  31
      SECTION 11.07  Notices......................................  31
      SECTION 11.08  GOVERNING LAW................................  32
      SECTION 11.09  Multiple Counterparts........................  33
      SECTION 11.10  Certain Definitions..........................  33
      SECTION 11.11  Specific Performance.........................  34
      SECTION 11.12  Attorneys' Fees and Costs....................  34
      SECTION 11.13  Rules of Construction........................  34
      SECTION 11.14  Binding Effect; Assignment...................  35
      SECTION 11.15  Public Disclosure............................  35
      SECTION 11.16  Extension; Waiver............................  35
      SECTION 11.17  Amendments...................................  35

ARTICLE XII   ESCROWS.............................................  36
      SECTION 12.01  Representations Escrow.......................  36
      SECTION 12.02  Deposits Escrow..............................  37
      SECTION 12.03  ESI/DDI Escrow...............................  39

                                     (iii)

                                   EXHIBITS

Exhibit "A"             Form of Merger Agreement
-----------
Exhibit "B"      -      Form of Employment Agreement
-----------
Exhibit "C"      -      Form of Representations Escrow Agreement
-----------
Exhibit "D"      -      Form of Deposits Escrow Agreement
-----------

                                   SCHEDULES
                                   ---------

Schedule 3.04    -      Compliance with Laws, Permits and Instruments
Schedule 3.06    -      Undisclosed Liabilities
Schedule 3.07    -      Litigation
Schedule 3.08    -      Consents and Approvals
Schedule 3.10    -      Certain Changes or Events
Schedule 3.11    -      Contracts
Schedule 3.13    -      Insurance
Schedule 3.14    -      Environmental Compliance
Schedule 3.15    -      Regulatory Compliance
Schedule 3.19    -      Voting Trust or Buy-Sell Agreements
Schedule 3.20    -      Employee Benefit Plans
Schedule 4.06    -      Consents and Approvals
Schedule 12.02   -      Large Deposits

                                     (iv)

                     AGREEMENT AND PLAN OF REORGANIZATION


     This AGREEMENT AND PLAN OF REORGANIZATION (this "Agreement") is made and entered into as of the 18th day of December, 1996, by and between BOK Financial Corporation, an Oklahoma corporation and registered bank holding company with its principal offices in Tulsa, Oklahoma ("BOKF"), and First TexCorp, Inc., a Texas corporation and registered bank holding company with its principal offices in Dallas, Texas ("FTC").


                              W I T N E S S E T H:
                              -------------------

     WHEREAS, FTC owns all of the stock of First Texas Bank, Dallas, Texas, a Texas banking association (the "Bank");

     WHEREAS, BOKF desires to acquire all of the issued and outstanding stock of FTC through the merger of BOKF Merger Corporation Number Six, a wholly-owned subsidiary of BOKF ("BOKSub") with and into FTC (the "Merger");

     WHEREAS, BOKF and FTC believe that the Merger, as provided for and subject to the terms and conditions set forth in this Agreement and all exhibits, schedules and supplements hereto, is in the best interests of BOKF, FTC and their respective shareholders;

     WHEREAS, BOKF and FTC desire to set forth certain representations, warranties and covenants made by each to the other as an inducement to the execution and delivery of this Agreement and certain additional agreements related to the transactions contemplated hereby; and

     WHEREAS, the respective boards of directors of BOKF and FTC have approved this Agreement and the proposed transactions substantially on the terms and conditions set forth in this Agreement.

     NOW, THEREFORE, for and in consideration of the foregoing and of the mutual representations, warranties, covenants and agreements contained in this Agreement, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and subject to the conditions set forth below, BOKF and FTC undertake, promise, covenant and agree with each other as follows:


                                   ARTICLE I.
                           ACQUISITION OF FTC BY BOKF

     SECTION 1.01  Merger of BOKSub with and into FTC.  Subject to the terms
                   ----------------------------------
and conditions of this Agreement and the Agreement and Plan of Merger to be entered into between FTC and BOKSub (the "Merger Agreement"), attached hereto as

Exhibit "A", BOKF shall cause BOKSub to be merged with and into FTC pursuant to
-----------
the provisions of Part Five of the Texas Business Corporation Act (the "TBCA") and with the effect provided in Article 5.06 of the TBCA.

     SECTION 1.02  Effects of the Merger.  The Merger shall have the effects
                   ---------------------
set forth in Article 5.06 of the TBCA. Following the Merger, FTC shall continue as the corporation resulting from the Merger (the "Resulting Corporation"), and the separate corporate existence of BOKSub shall cease. The name of the Resulting Corporation shall be "First TexCorp, Inc." The existing offices and facilities of FTC immediately preceding the Merger shall be the principal offices and facilities of the Resulting Corporation following the Merger. At the Effective Date (defined below in Section 2.05), all rights, title and interests to all real estate and other property owned by each of BOKSub and FTC shall be allocated to and vested in the Resulting Corporation without reversion or impairment, without further act or deed, and without any transfer or assignment having occurred, but subject to any existing liens or encumbrances thereon. At the Effective Date, all liabilities and obligations of BOKSub and FTC shall be allocated to the Resulting Corporation, and the Resulting Corporation shall be the primary obligor therefor and no other party to the Merger shall be liable therefor. At the Effective Date, a proceeding pending by or against either BOKSub or FTC may be continued as if the Merger did not occur, or the Resulting Corporation may be substituted in the proceedings.

     SECTION 1.03  Articles of Incorporation and Bylaws.  The Articles of
                   ------------------------------------
Incorporation and Bylaws, respectively, of the Resulting Corporation shall be as set forth in the Merger Agreement.

     SECTION 1.04  Directors and Officers.  The directors and officers,
                   ----------------------
respectively, of the Resulting Corporation shall be as set forth in the Merger Agreement.

     SECTION 1.05  Conversion of the FTC Stock.  At the Effective Date by
                   ---------------------------
virtue of this Agreement and without any further action on the part of any holder,

          A. The holders as of the Effective Date (the "FTC Shareholders") of the common stock of FTC, par value $4.00 per share (the "FTC Stock"), shall collectively be entitled to receive from BOKF the consideration described in Sections 1.05B, 1.05C, 1.05D and 1.05E below (collectively, the "Merger Consideration").

          B. As of the Effective Date, the FTC Shareholders shall receive an aggregate purchase price of $36,700,000 (the "Cash Consideration"), provided that (i) if the Merger is not consummated by (a) March 4, 1997, if the Board of Governors of the Federal Reserve System (the "Federal Reserve") permits the consummation of the Merger on the fifteenth day following approval of the Merger by the Federal Reserve or (b) March 19, 1997, if the Federal Reserve permits consummation of the Merger on the thirtieth day following approval of the Merger, the Cash Consideration will, unless the failure to consummate the Merger by such date results from a failure of the FTC Stockholders to approve the Merger by such date, increase by $10,000 per day between March 4, 1997 or March 19, 1997, as the case may be, and the Effective Date and (ii) the Cash Consideration shall decrease by an amount equal to the FTC Expenses (as such term is defined in Section 11.02) plus the amount of the Excess Indebtedness (as defined in
     Section 8.07). The Cash Consideration divided by the number of shares of the FTC Stock outstanding on the Effective Date is referred to herein as the "Per Share Cash Consideration." On the Effective Date, each holder of the FTC Stock shall be entitled to receive the Per Share Cash Consideration for each share of FTC Stock such holder owns on the Effective Date.

          C. As of the date of termination of the Representations Escrow Agreement (as defined in Section 12.01), the FTC Shareholders shall receive an aggregate amount equal to the Representations Escrow Funds (as defined in Section 12.01). The Representations Escrow Funds divided by the number of shares of FTC Stock outstanding on the Effective Date is referred to herein as the "Per Share Representations Escrow Consideration". Upon the termination of the Representations Escrow Agreement, each holder of the FTC Stock as of the Effective Date shall be entitled to receive the Per Share Representations Escrow Consideration for each share of FTC Stock such holder owns on the Effective Date.

          D. As of the date of termination of the Deposits Escrow Agreement (as defined in Section 12.02), the FTC Shareholders shall receive an aggregate amount equal to the Deposits Escrow Funds (as defined in Section 12.02). The Deposits Escrow Funds divided by the number of shares of FTC Stock outstanding on the Effective Date is referred to herein as the "Per Share Deposits Escrow Consideration". Upon the termination of the Deposits Escrow Agreement, each holder of the FTC Stock as of the Effective Date shall be entitled to receive the Per Share Deposits Escrow Consideration for each share of FTC Stock such holder owns on the Effective Date.

          E. As of the termination of the ESI/DDI Escrow Agreement (as defined in Section 12.03), the FTC Shareholders shall receive an aggregate amount equal to the ESI/DDI Escrow Funds (as defined in Section 12.03). The ESI/DDI Escrow Funds divided by the number of shares of FTC Stock outstanding on the Effective Date is referred to herein as the "Per Share ESI/DDI Escrow Consideration". Upon the termination of the ESI/DDI Escrow Agreement, each holder of the FTC Stock as of the Effective Date shall be entitled to receive the Per Share ESI/DDI Escrow Consideration for each share of FTC Stock such holder owns on the Effective Date.

          F. The number of shares of common stock of BOKSub (the "BOKSub Stock") outstanding at the Effective Date shall, at the Effective Date and by virtue of the Merger and without any action on the part of BOKF or any other party as holder thereof, be converted into a like number of shares of common stock of the Resulting Corporation with a par value of $1.00 per share, with the effect that the number of shares of the common stock of the Resulting Corporation outstanding immediately after the Effective Date shall be equal to the aggregate number of shares of BOKSub Stock outstanding immediately before the Effective Date. The authorized number of shares of common stock of the Resulting Corporation shall be the same as the authorized number of shares of BOKSub Stock immediately prior to the Effective Date.

          G. The Per Share Cash Consideration, the Per Share Representations Escrow Consideration, and the Per Share Deposits Escrow Consideration are hereafter collectively referred to as the "Per Share Merger Consideration." As of the Effective Date, each share of the FTC Stock issued and outstanding at the Effective Date shall, by operation of law and without any action on the part of the holder thereof, unless dissenters' rights under applicable law are being perfected with respect thereto, be converted into the right to receive the Per Share Merger Consideration.

          H. On or following the Effective Date, each holder of the FTC Stock shall be required to surrender, in accordance with Section 1.07, its shares of FTC Stock to FTC, which shall act as exchange agent (the "Exchange Agent"), and upon such surrender, each such holder shall be entitled to receive from BOKF within three (3) business days thereafter, an amount of cash as determined pursuant to Section 1.05B. Until so surrendered, each such outstanding certificate representing shares of FTC Stock shall be deemed for all purposes, subject only to dissenters' rights under applicable law, to evidence solely the right to receive from BOKF the Per Share Merger Consideration multiplied by the number of shares represented by such certificate.

     SECTION 1.06  Shareholders' Meeting.  FTC, acting through its Board of
                   ---------------------
Directors, shall, in accordance with applicable law:

          A. Duly call, give notice of, convene and hold a meeting of its shareholders (the "Shareholders' Meeting") as soon as practicable for the purpose of approving and adopting the Merger and the Merger Agreement and the transactions contemplated hereby and thereby;

          B. Require no greater than the minimum vote of the FTC Stock required by applicable law in order to approve the Merger and the Merger Agreement;

          C. Subject to its fiduciary duties to the shareholders of FTC, include in the Proxy Statement (defined in Section 1.06(D)) the recommendation of its Board of Directors that the shareholders of FTC vote in favor of the approval and adoption of the Merger and the Merger Agreement and the transactions contemplated hereby and thereby; and

          D. Cause the Proxy Statement to be mailed to the shareholders of FTC as soon as practicable, and use its best efforts to obtain the approval and adoption of the Merger and the Merger Agreement by shareholders holding at least the minimum number of shares of FTC Stock entitled to vote at the Shareholders' Meeting necessary to approve the Merger and the Merger Agreement under applicable law. The letter to shareholders, notice of meeting, proxy statement and form of proxy to be distributed to shareholders in connection with the Merger and the Merger Agreement shall be in form and substance reasonably satisfactory to BOKF and are collectively referred to herein as the "Proxy Statement."

     SECTION 1.07  Delivery of Consideration.  The Exchange Agent shall send to
                   -------------------------
each holder of the FTC Stock a letter of transmittal for use in exchanging such holder's certificates for the Per Share Cash Consideration. FTC shall forward letters of transmittal to each of its shareholders, addressed to the most current address of such shareholders according to the records of FTC, at least twenty (20) days prior to the Closing Date unless FTC and BOKF shall mutually agree to send such letters at a later date. If a holder of the FTC Stock surrenders the certificates representing shares of such stock and a properly executed letter of transmittal to the Exchange Agent at least three (3) business days prior to the Closing Date, then on the Closing Date, BOKF shall pay to such shareholder the consideration set forth in Section 1.05B, with respect to shares of the FTC Stock. If a holder of the FTC Stock surrenders the certificates representing shares of such stock and a properly executed letter of transmittal to the Exchange Agent at any time after three (3) business days prior to the Closing Date, then promptly, and in no event later than three (3) business days after receipt of such certificates and letter of transmittal, BOKF shall pay to such shareholder the consideration set forth in Section 1.05B with respect to such shares of the FTC Stock. If any record shareholder of FTC is unable to locate any certificate evidencing the FTC Stock, such shareholder shall submit to the Exchange Agent an affidavit of lost certificate and indemnification agreement in form reasonably acceptable to BOKF. Notwithstanding the foregoing, neither the Exchange Agent nor any other party to this Agreement shall be liable to any holder of certificates representing the FTC Stock for any amount paid to a public official pursuant to any applicable abandoned property, escheat or similar law. No interest shall be payable with respect to the payment of the Merger Consideration.


                                  ARTICLE II.
                       THE CLOSING AND THE CLOSING DATE

     SECTION 2.01  Time and Place of the Closing and Closing Date.  On a date
                   ----------------------------------------------
determined by BOKF (herein called the "Closing Date"), which date shall be within thirty (30) days after the receipt of all necessary regulatory, corporate and other approvals and the expiration of any mandatory waiting periods (unless extended as provided below), a meeting (the "Closing") will take place at which the parties to this Agreement will exchange certificates, letters and other documents in order to determine whether all of the conditions set forth in Articles VII and VIII of this Agreement have been satisfied or waived or whether any condition exists permitting a party to this Agreement to terminate this Agreement. If no such condition then exists or if no party elects to exercise any right it may have to terminate this Agreement, then and thereupon the appropriate parties shall execute such documents and instruments as may be necessary or appropriate in order to effect the transactions contemplated by this Agreement.

     The Closing shall take place at the offices of Jenkens & Gilchrist, a Professional Corporation, 1445 Ross Avenue, Suite 3200, Dallas, Texas 75202, on the Closing Date, or at such other place to which the parties may agree.

     SECTION 2.02  Actions to be Taken at the Closing by FTC.  At the Closing,
                   -----------------------------------------
FTC shall execute and acknowledge (where appropriate) and deliver to BOKF, such documents and certificates necessary to carry out the terms and provisions of this Agreement, including without limitation, the following (all of such actions constituting conditions precedent to BOKF's obligations to close hereunder):

          A. True, correct and complete copies of the Articles of Incorporation of FTC and all amendments thereto, duly certified as of a recent date by the Secretary of State of the State of Texas;

          B. True, correct and complete copies of the Articles of the Bank and all amendments thereto, duly certified as of a recent date by the Texas Department of Banking (the "TDB");

          C. Good standing and existence certificates of a recent date, issued by the appropriate state officials, duly certifying as to the existence and good standing of FTC in Texas;

          D. A certificate to do business, dated as of a recent date, issued by the TDB, duly certifying as to the authority of the Bank to transact the business of banking under the laws of the United States;

          E. A certificate of good standing, dated as of a recent date, issued by the Texas Comptroller of Public Accounts, duly certifying as to the good standing of the Bank in the State of Texas;

          F. A certificate, dated as of a recent date, issued by the Federal Deposit Insurance Corporation (the "FDIC"), duly certifying that the deposits of the Bank are insured by the FDIC pursuant to the Federal Deposit Insurance Act (the "FDIA");

          G. A certificate, dated as of the Closing Date, duly executed by the Secretary or an Assistant Secretary of FTC, acting solely in his capacity as an officer of FTC, pursuant to which FTC shall certify (i) the due adoption by the Board of Directors of FTC of corporate resolutions attached to such certificate authorizing the execution and delivery of this Agreement and the other agreements and documents contemplated hereby, including, but not limited to, the Merger Agreement, and the taking of all actions contemplated hereby and thereby; (ii) the due adoption by the shareholders of FTC authorizing the transactions and the execution and delivery of this Agreement and the other agreements and documents contemplated hereby and the taking of all actions contemplated hereby and thereby; (iii) the incumbency and true signatures of those officers of FTC duly authorized to act on its behalf in connection with the transactions contemplated by this Agreement and to execute and deliver this Agreement and other agreements and documents contemplated hereby and the taking of all actions contemplated hereby and thereby on behalf of FTC; and (iv) that the copy of the Bylaws of FTC attached to such certificate is true and correct and such Bylaws have not been amended except as reflected in such copy;

          H. A certificate duly executed by the Cashier or an Assistant Cashier of the Bank, acting solely in his capacity as an officer of the Bank, pursuant to which the Bank shall certify that the copy of the Bylaws attached to such certificate is true and correct and such Bylaws have not been amended except as reflected in such copy;

          I. A certificate duly executed by a duly authorized officer of FTC, acting solely in his capacity as an officer of FTC, dated as of the Closing Date, pursuant to which FTC shall certify that all of the representations and warranties made in Article III of this Agreement are true and correct on and as of the date of such certificate as if made on such date and except as expressly permitted by this Agreement there shall have been no Material Adverse Change since September 30, 1996;

          J. All consents required to be obtained by FTC from third parties to consummate the transactions contemplated by this Agreement, including, but not limited to, those listed on Schedule 3.08; and

          K. All other documents required to be delivered to BOKF by FTC under the provisions of this Agreement, and all other documents, certificates and instruments as are reasonably requested by BOKF or its counsel.

     SECTION 2.03  Actions to be Taken at the Closing by BOKF.  At the Closing,
                   ------------------------------------------
BOKF shall execute and acknowledge (where appropriate) and deliver to FTC, such documents and certificates necessary to carry out the terms and provisions of this Agreement, including without limitation, the following (all of such actions constituting conditions precedent to FTC's obligations to close hereunder):

          A. True, correct and complete copies of BOKF's Articles of Incorporation and all amendments thereto, duly certified as of a recent date by the Secretary of State of the State of Oklahoma;

          B. True, correct and complete copies of BOKSub's Articles of Incorporation and all amendments thereto, duly certified as of a recent date by the Secretary of State of the State of Texas;

          C. Good standing and existence certificates for BOKF, dated as of a recent date, issued by the appropriate state officials, duly certifying as to the existence and good standing of BOKF in the State of Oklahoma;

          D. A certificate, dated as of the Closing Date, executed by the Secretary or an Assistant Secretary of BOKF, acting solely in his capacity as an officer of BOKF, pursuant to which BOKF shall certify (i) the due adoption by the Board of Directors of BOKF of corporate resolutions attached to such certificate authorizing the execution and delivery of this Agreement and the other agreements and documents contemplated hereby and the taking of all actions contemplated hereby and thereby; (ii) the incumbency and true signatures of those officers of BOKF duly authorized to act on its behalf in connection with the transactions contemplated by this Agreement and to execute and deliver this Agreement and other agreements and documents contemplated hereby and the taking of all actions contemplated hereby and thereby on behalf of BOKF; and (iii) that the copy of the Bylaws of BOKF attached to such certificate is true and correct and such Bylaws have not been amended except as reflected in such copy;

          E. A certificate duly executed by the Secretary or an Assistant Secretary of BOKSub, acting solely in his capacity as an officer of BOKSub, pursuant to which BOKSub shall certify (i) the due adoption by the Board of Directors of BOKSub of corporate resolutions attached to such certificate authorizing the execution and delivery of the Merger Agreement and the taking of all actions contemplated thereby; (ii) the incumbency and true signatures of those officers of BOKSub duly authorized to act on its behalf in connection with the transactions contemplated by the Merger Agreement and to execute and deliver the Merger Agreement and the taking of all actions contemplated thereby on behalf of BOKSub; and (iii) that the copy of the Bylaws of BOKSub attached to such certificate is true and correct and such Bylaws have not been amended except as reflected in such copy;

          F. True, correct and complete copies of the Certificate of Merger of BOKSub with and into FTC, duly certified as of a recent date by the Secretary of State of the State of Texas;

          G. A certificate, dated as of the Closing Date, executed by a duly authorized officer of BOKF, acting solely in his capacity as an officer of BOKF, pursuant to which BOKF shall certify that all of the representations and warranties made in Article IV of this Agreement are true and correct on and as of the date of such certificate as if made on such date;

          H. All consents required to be obtained by BOKF or BOKSub from third parties to consummate the transactions contemplated by this Agreement, including, but not limited to, those listed on Schedule 4.06; and

          I. All other documents required to be delivered to FTC by BOKF under the provisions of this Agreement, and all other documents, certificates and instruments as are reasonably requested by FTC or its counsel.

     SECTION 2.04  Further Assurances.  At any time and from time to time after
                   ------------------
the Closing, at the request of any party to this Agreement and without further consideration, any party so requested will execute and deliver such other instruments and take such other action as the requesting party may reasonably deem necessary or desirable in order to effectuate the transactions contemplated hereby. In the event that, at any time after the Closing any further action is necessary or desirable to carry out the purposes of this Agreement, each party hereto shall take or cause to be taken all such action.

     SECTION 2.05  Effective Date.  The "Effective Date" as that term is used in
                   --------------
this Agreement means the effective date of the Merger under the Merger
Agreement.


                                 ARTICLE III.
                     REPRESENTATIONS AND WARRANTIES OF FTC

     FTC hereby makes the representations and warranties set forth in this
Article III to BOKF. FTC shall at the Closing provide BOKF with supplemental schedules reflecting any material changes thereto between the date of this Agreement and the Closing Date. Except to the extent a change is reflected on such a schedule delivered at the Closing, FTC shall be deemed to have represented and warranted that no Material Adverse Change has occurred with respect to the information reflected on such schedule from the date of this Agreement to the Closing Date.

     SECTION 3.01  Organization and Qualification.
                   ------------------------------

          A. FTC is a bank holding company registered under the Bank Holding Company Act of 1956, as amended. FTC is a corporation, duly organized, validly existing and in good standing under all laws, rules and regulations of the State of Texas. FTC has all requisite corporate power and authority (including all licenses, franchises, permits and other governmental authorizations as are legally required) to carry on its business as now being conducted, to own, lease and operate its properties and assets, including, but not limited to, the Bank, as now owned, leased or operated and to enter into and carry out its obligations under this Agreement and the Merger Agreement. FTC does not own or control any Affiliate (as defined in Section 11.10) or Subsidiary (as defined in Section 11.10), directly or indirectly, other than the Bank. The nature of the business of FTC and its activities do not require it to be qualified to do business in any jurisdiction other than the State of Texas. FTC has no equity interest, direct or indirect, in any other bank or corporation or in any partnership, joint venture or other business enterprise or entity, other than the Bank or as acquired through settlement of indebtedness, foreclosure, the exercise of creditors' remedies or in a fiduciary capacity, and the business carried on by FTC has not been conducted through any other direct or indirect Subsidiary or Affiliate of FTC other than the Bank.

          B. The Bank is a Texas banking association duly organized, validly existing and in good standing under the laws of the State of Texas. The Bank has all requisite corporate power and authority (including all licenses, franchises, permits and other governmental authorizations as are legally required) to carry on its business as now being conducted, to own, lease and operate its properties and assets as now owned, leased or operated and to enter into and carry out its obligations under this Agreement. True and complete copies of the Articles and Bylaws of the Bank, as amended to date, have been delivered to BOKF. The Bank is an insured bank as defined in the FDIA and is not a member of the Federal Reserve System. The Bank does not own or control any Affiliate (as defined in Section 11.10) or Subsidiary (as defined in Section 11.10). The nature of the business of the Bank does not require it to be qualified to do business in any jurisdiction other than the State of Texas. The Bank has no equity interest, direct or indirect, in any other bank or corporation or in any partnership, joint venture or other business enterprise or entity, except (i) shares of Minority Enterprise Small Business Investment Corporation, and (ii) as acquired through settlement of indebtedness, foreclosure, the exercise of creditors' remedies or in a fiduciary, and the business carried on by the Bank has not been conducted through any other direct or indirect Subsidiary or Affiliate of the Bank.

     SECTION 3.02  Execution and Delivery.  FTC has taken all corporate action
                   ----------------------
necessary to authorize the execution, delivery and (provided the required regulatory and shareholder approvals are obtained) performance of this Agreement. This Agreement has been duly executed by FTC and constitutes the legal, valid and binding obligation of FTC, enforceable in accordance with its terms and conditions, except as enforceability may be limited by bankruptcy, conservatorship, insolvency, moratorium, reorganization, receivership or similar laws and judicial decisions affecting the rights of creditors of Texas banking associations generally and by general principles of equity (whether applied in a proceeding at law or in equity).

     SECTION 3.03  Capitalization.
                   --------------

          A. The entire authorized capital stock of FTC consists solely of 1,000,000 shares of the FTC Stock, par value $4.00 per share, of which 347,779 shares are issued and outstanding. There are no (i) other outstanding equity securities of any kind or character, (ii) outstanding subscriptions, stock appreciation rights (other than those expiring December 31, 1996), options, convertible securities, rights, warrants, calls or other agreements or commitments of any kind issued or granted by, or binding upon, FTC to purchase or otherwise acquire any security of or equity interest in FTC or (iii) outstanding subscriptions, options, rights, warrants, calls, convertible securities, irrevocable proxies or other agreements or commitments obligating FTC to issue any shares of, restricting the transfer of or otherwise relating to shares of its capital stock of any class. All of the issued and outstanding shares of the FTC Stock have been duly authorized, validly issued and are fully paid and nonassessable, and, to the best knowledge of FTC, have not been issued in violation of the preemptive rights of any person. To the best knowledge of FTC, such shares of the FTC Stock have been issued in full compliance with the securities laws of the United States and other jurisdictions having applicable securities laws. There are no restrictions applicable to the payment of dividends on the shares of the FTC Stock except pursuant to applicable laws and regulations, and all dividends declared prior to the date of this Agreement have been paid.

          B. The entire authorized capital stock of the Bank consists solely of 312,500 shares of common stock, par value $4.00 per share (the "Bank Stock"), all of which are issued and outstanding. There are no (i) other outstanding equity securities of any kind or character, (ii) outstanding subscriptions, options, convertible securities, rights, warrants, calls or other agreements or commitments of any kind issued or granted by, or binding upon, the Bank to purchase or otherwise acquire any security of or equity interest in the Bank or (iii) outstanding subscriptions, options, rights, warrants, calls, convertible securities, irrevocable proxies or other agreements or commitments obligating the Bank to issue any shares of, restricting the transfer of or otherwise relating to shares of its capital stock of any class. All of the issued and outstanding shares of the Bank Stock have been duly authorized, validly issued and are fully paid and nonassessable, and, to the best knowledge of the Bank, have not been issued in violation of the preemptive rights of any person. To the best knowledge of the Bank, such shares of the Bank Stock have been issued in full compliance with the securities laws of the United States and other jurisdictions having applicable securities laws. There are no restrictions applicable to the payment of dividends on the shares of the Bank Stock except pursuant to applicable laws and regulations, and all dividends declared prior to the date of this Agreement have been paid.

     SECTION 3.04  Compliance with Laws, Permits and Instruments.
                   ---------------------------------------------

          A. Except as disclosed on Schedule 3.04, to the best knowledge of FTC, FTC and the Bank have in all material respects performed and abided by all obligations required to be performed by them to the date hereof, and have complied with, and are in compliance with, and are not in default (or with the giving of notice or the passage of time will be in default) under, or in violation of, (i) any material provision of the Articles of Incorporation or Bylaws of FTC or Articles or Bylaws of the Bank (ii) any material provision of any mortgage, indenture, lease, contract, agreement or other instrument applicable to FTC or the Bank or their assets, operations, properties or businesses now conducted or heretofore conducted or (iii) any material provision of any permit, concession, grant, franchise, license, authorization, judgment, writ, injunction, order, decree, award, statute, federal, state or local law, ordinance, rule or regulation of any court, arbitrator or any federal, state, municipal or other governmental department, commission, board, bureau, agency or instrumentality applicable to FTC or the Bank or their assets, operations, properties or businesses now conducted or heretofore conducted.

          B. Except as set forth on Schedule 3.04, to the best knowledge of FTC, the execution, delivery and (provided the required regulatory and shareholder approvals are obtained) performance of this Agreement and the consummation of the transactions contemplated hereby will not conflict with, or result, by itself or with the giving of notice or the passage of time, in any violation of or default or loss of a benefit under, (i) any material provision of the Articles of Incorporation or Bylaws of FTC or the Articles or Bylaws of the Bank, (ii) any material provision of any mortgage, indenture, lease, contract, agreement or other instrument applicable to FTC or the Bank or their assets, operations, properties or businesses or (iii) any material provision of any permit, concession, grant, franchise, license, authorization, judgment, writ, injunction, order, decree, statute, law, ordinance, rule or regulation applicable to FTC or the Bank or their assets, operations, properties or businesses.

     SECTION 3.05  Financial Statements.  FTC has furnished to BOKF true and
                   --------------------
complete copies of the audited balance sheets of FTC as of December 31, 1993, 1994 and 1995, and the related audited statements of income, stockholders' equity and cash flows for the years ended December 31, 1993, 1994 and 1995, and the Report of Condition and Income of the Bank as of September 30, 1996 (such financial statements are collectively referred to herein as the "Financial Statements"). Except as described in the notes to the Financial Statements, the Financial Statements fairly present, in all material respects, the financial position of FTC and the Bank as of the respective dates thereof and the results of operations and changes in financial position of FTC and the Bank for the periods then ended, in conformity with generally accepted accounting principles ("GAAP"), unless otherwise instructed by regulatory accounting principles ("RAP"), in which instance such information is presented in conformity with RAP, applied on a basis consistent with prior periods (subject, in the case of the unaudited interim financial statements, to normal year-end adjustments and the fact that they do not contain all of the footnote disclosures required by GAAP), except as otherwise noted therein.

     SECTION 3.06  Undisclosed Liabilities.  FTC and the Bank do not have any
                   -----------------------
material liability or obligation, accrued, absolute, contingent or otherwise and whether due or to become due (including, without limitation, unfunded obligations under any Employee Benefit Plan (as defined in Section 3.20) or liabilities for federal, state or local taxes or assessments or liabilities under any agreement that are not reflected in or disclosed in the Financial Statements, except (i) those liabilities and expenses incurred in the ordinary course of business and consistent with prudent business practices since the date of the Financial Statements or (ii) as disclosed on Schedule 3.06.

     SECTION 3.07  Litigation.  Except as set forth on Schedule 3.07, there are
                   ----------
no actions, claims, suits, investigations, reviews or other legal, quasi-judicial or administrative proceedings of any kind or nature now pending or, to the best knowledge of FTC, since September 30, 1996, threatened against or affecting FTC or the Bank at law or in equity, or by or before any federal, state or municipal court or other governmental or administrative department, commission, board, bureau, agency or instrumentality, that in any manner involves FTC or the Bank or any of their properties or capital stock that might reasonably be anticipated to result in a Material Adverse Change. No legal action, suit or proceeding or judicial, administrative or governmental investigation is pending or, to the best knowledge of FTC, threatened against FTC questioning or that might question the validity of this Agreement or the agreements contemplated hereby or any actions taken or to be taken by pursuant hereto or thereto or seeks to enjoin or otherwise restrain the transactions contemplated hereby or thereby.

     SECTION 3.08  Consents and Approvals.  Except as set forth on Schedule
                   ----------------------
3.08, no other consents or approvals are required to be obtained by FTC prior to consummation of the transactions contemplated by this Agreement.

     SECTION 3.09  Title to Assets.  True and complete copies of all existing
                   ---------------
deeds, leases and title insurance policies for all real property owned or leased by FTC and the Bank and all mortgages, deeds of trust, security agreements and other documents describing encumbrances to which such property is subject have been made available to BOKF. FTC and Bank have good and valid title (with respect to fee real estate, good and valid title shall mean such title as may be insured on standard title insurance forms with no exceptions materially and adversely affecting the value or use of the fee real estate) to their assets, and in each case subject to no mortgage, pledge, lien, security interest, conditional sale agreement, or other encumbrance of any nature whether similar or dissimilar, except (i) such encumbrances which are purchase money security interests entered into in the ordinary course of business consistent with past practice reflected on their books and records; (ii) Lessors' interests in leased tangible real and personal property reflected on their books and records; (iii) such encumbrances for taxes and assessments not yet due and payable; and, (iv) encumbrances as do not materially detract from the value or interfere with the use or operation of the asset subject thereto.

     SECTION 3.10  Absence of Certain Changes or Events.  Except as disclosed on
                   ------------------------------------
Schedule 3.10, since September 30, 1996, FTC and the Bank have conducted their business only in the ordinary course and consistent with past practices.

     SECTION 3.11  Leases, Contracts and Agreements.  Schedule 3.11 sets forth a
                   --------------------------------
description of all leases, subleases, licenses, contracts and agreements to which FTC and the Bank are parties or by which FTC or the Bank are bound, each of which obligate or may obligate FTC or the Bank in the aggregate for an amount in excess of $50,000 over the entire term of any such agreement or related contracts of a similar nature that in the aggregate obligate or may obligate
FTC or the Bank for an amount in excess of $50,000 over the entire term of such related contracts (the "Contracts"). FTC has made available to BOKF true and correct copies of all Contracts. For the purposes of this Agreement, the Contracts shall be deemed not to include loans made by, repurchase agreements made by, spot foreign exchange transactions of, bankers' acceptances of or deposits by the Bank, but does include unfunded loan commitments and letters of credit issued by the Bank where the borrowers' total direct and indirect indebtedness to the Bank is in excess of $50,000. Except as set forth in
Schedule 3.11, no participations or loans have been sold that have buy-back, recourse or guaranty provisions that create contingent or direct liabilities of the Bank. To the best knowledge of FTC, all of the Contracts are legal, valid and binding obligations of the parties to the Contracts enforceable in accordance with their terms, subject to the effects of bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to creditors' rights generally and to general equitable principles, and are in full force and effect. Except as described in Schedule 3.11, all rent and other payments by FTC or the Bank under the Contracts are current, and to the best knowledge of FTC, there are no existing defaults by FTC or the Bank under the Contracts and no termination, condition or other event has occurred that (whether with or without notice, lapse of time or the happening or occurrence of any other event) would constitute a default.

     SECTION 3.12  Taxes.  FTC and the Bank have duly and timely filed with the
                   -----
appropriate Federal, state and local governmental agencies all tax returns and reports required to be filed by FTC and the Bank, and have paid, or have established adequate reserves for the payment of, all taxes and assessments that are or are claimed to be due, payable or owed by FTC and the Bank. True and complete copies of the consolidated Federal income tax returns of FTC, as filed with the Internal Revenue Service for the years ended December 31, 1993, 1994 and 1995, have been delivered to BOKF. Within the last four (4) years, FTC's consolidated Federal income tax return has not been audited or examined.

     SECTION 3.13  Insurance.  Schedule 3.13 contains an accurate and complete
                   ---------
list and brief description of all policies of insurance, including fidelity and bond insurance, currently in force and effect at FTC and the Bank. FTC and the Bank are not in default with respect to the provisions of any such policy. Except as set forth on Schedule 3.13, there has been no single claim in excess of $10,000 under any such policy and there have been no claims in the aggregate in excess of $50,000 under any such policy within the last two (2) years.

     SECTION 3.14  Environmental Compliance.  Except as disclosed on Schedule
                   ------------------------
3.14:

          A. To the best knowledge of FTC, FTC and all of the Properties and FTC's and the Bank's operations are in material compliance with all Environmental Laws (as defined in Section 11.10).

          B. There is no action, suit, proceeding, investigation or inquiry before any court, administrative agency or other governmental authority pending, to the best knowledge of FTC, or threatened against FTC and the Bank, relating in any way to any Environmental Law. FTC has not received any request for information by any governmental authority with respect to the condition, use or operation of any of the Properties nor has FTC received any notice of any kind from any governmental authority or other person with respect to any violation of or claimed or potential liability of any kind under any Environmental Law (including, without limitation, any letter, notice or inquiry from any person or governmental entity informing FTC that FTC or the Bank is or may be liable in any way under any Environmental Law (as defined in Section 11.10) or requesting information to enable such a determination to be made).

     SECTION 3.15  Regulatory Compliance.  Schedule 3.15 sets forth any
                   ---------------------
memorandum of understanding, cease and desist order, written agreement or other formal or informal administrative action with any regulatory bodies to which FTC or the Bank has been subject during the last five (5) years, true and correct copies of which, and true and correct copies of any correspondence amending or terminating the same, have been delivered to BOKF.

     SECTION 3.16  Absence of Certain Business Practices.  To the best knowledge
                   -------------------------------------
of FTC, none of FTC or the Bank, nor any officer, employee or agent of FTC and the Bank, nor any other person acting on their behalf, has, directly or indirectly, within the past five (5) years, given or agreed to give any gift or similar benefit to any customer, supplier, governmental employee or other person who is or may be in a position to help or hinder the business of FTC or the Bank (or assist FTC in connection with any actual or proposed transaction) that (i) might subject FTC or the Bank to any damage or penalty in any civil, criminal or governmental litigation or proceeding, (ii) if not given in the past, might have resulted in a Material Adverse Change or (iii) if not continued in the future might result in a Material Adverse Change or might subject FTC or the Bank to suit or penalty in any private or governmental litigation or proceeding.

     SECTION 3.17  Dissenting Shareholders.  FTC has no knowledge of any plan or
                   -----------------------
intention on the part of any of the shareholders of FTC to make written demand for payment of the fair value of their shares of FTC Stock in the manner provided by applicable law.

     SECTION 3.18  Books and Records.  The minute books, stock certificate books
                   -----------------
and stock transfer ledgers of FTC and the Bank (i) have been kept accurately in the ordinary course of business, (ii) are complete and correct in all material respects, (iii) the transactions entered therein represent bona fide transactions, and (iv) there have been no transactions involving the business of FTC or the Bank that properly should have been set forth therein and that have not been accurately so set forth.

     SECTION 3.19  Voting Trust or Buy-Sell Agreements.  Except as set forth on
                   -----------------------------------
Schedule 3.19, FTC is not aware of any agreement between any of its shareholders relating to a right of first refusal with respect to the purchase or sale by any such shareholder of capital stock of FTC or any voting agreement or voting trust with respect to shares of capital stock of FTC.

     SECTION 3.20  Employee Benefit Plans.  Set forth on Schedule 3.20 is a
                   ----------------------
complete and correct list of all "employee benefit plans" (as defined in the Employee Retirement Income Security Act of 1974, as amended ("ERISA")), all specified fringe benefit plans as defined in Section 6039D of the Internal Revenue Code of 1986, as amended (the "Code"), and all other employment agreements, bonus, incentive, compensation, deferred compensation, profit sharing, stock option, stock appreciation right, stock bonus, stock purchase, employee stock ownership, savings, severance, supplemental unemployment, layoff, salary continuation, retirement, pension, health, life insurance, disability, group insurance, vacation, holiday, sick leave, fringe benefit or welfare plan or any other similar plan, agreement, policy or understanding (whether written or oral, qualified or nonqualified, currently effective or terminated), and any trust, escrow or other agreement related thereto, which (a) is maintained or contributed to by FTC or the Bank or with respect to which FTC or the Bank has any liability, and (b) provides benefits, or describes policies or procedures applicable to any officer, employee, service provider, former officer or former employee of FTC and the Bank or the dependents of any thereof, regardless of whether funded (the "Employee Plans"). FTC has delivered or made available to BOKF true, accurate and complete copies of the documents comprising each Employee Plan, and such other documents, records or other materials related thereto reasonably requested by BOKF.

     SECTION 3.21  Representations Not Misleading.  No representation or
                   ------------------------------
warranty by FTC contained in this Agreement, nor any statement, exhibit or schedule furnished to BOKF by FTC under and pursuant to, or in anticipation of this Agreement, contains or will contain on the Closing Date any untrue statement of a material fact or omits or will omit to state a material fact necessary to make the statements contained herein or therein, in light of the circumstances under which it was or will be made, not misleading.

     SECTION 3.22  Survival and Independence of Representations and Warranties.
                   -----------------------------------------------------------
Each of the representations and warranties set forth in this Merger Agreement
(i) shall survive the Closing as hereinafter provided in Article 12 notwithstanding any knowledge or information of BOKF (whether such knowledge or information is acquired in the exercise of a due diligence review or otherwise),
(ii) shall not merge with the delivery of any document delivered in connection with the consummation of the transactions contemplated by this Merger Agreement,
(iii) shall be deemed material and relied upon by BOKF, (iv) shall be deemed a separate and independent representation and warranty, (v) shall be cumulative and in addition to all other representations and warranties made pursuant to this Agreement, and (vi) shall not limit or be interpreted to be in derogation of any other representation or warranty made pursuant to this Agreement. No waiver of a representation or warranty as a condition precedent shall be deemed a waiver for any other purpose (including, without limitation, the purposes of Section 12.01)


                                  ARTICLE IV.
                    REPRESENTATIONS AND WARRANTIES OF BOKF

     BOKF hereby makes the representations and warranties set forth in this
Article IV to FTC.

     SECTION 4.01  Organization and Qualification.  BOKF is a corporation, duly
                   ------------------------------
organized, validly existing under the laws of the State of Oklahoma, and in good standing under the laws of such state. BOKF has all requisite corporate power and authority (including all licenses, franchises, permits and other governmental authorizations as are legally required) to carry on its business as now being conducted, to own, lease and operate its properties and assets as now owned, leased or operated and to enter into and carry out its obligations under this Agreement.

     SECTION 4.02  Execution and Delivery.  BOKF has taken all corporate action
                   ----------------------
necessary to authorize the execution, delivery and (provided the required regulatory approvals are obtained) performance of this Agreement. This Agreement has been duly executed by BOKF and constitutes the valid and binding obligation of BOKF, enforceable in accordance with its terms and conditions, except as enforceability may be limited by bankruptcy, conservatorship, insolvency, moratorium, reorganization, receivership or similar laws and judicial decisions affecting the rights of creditors generally and by general principles of equity (whether applied in a proceeding at law or in equity).

     SECTION 4.03  Material Liabilities.  BOKF has no material liability or
                   --------------------
obligation, accrued, absolute, contingent or otherwise and whether due or to become due except those liabilities and expenses incurred in connection with its organization and with the execution and performance of this Agreement.

     SECTION 4.04  Compliance with Laws, Permits and Instruments.  The
                   ---------------------------------------------
execution, delivery and (provided the required regulatory approvals are obtained) performance of this Agreement and the consummation of the transactions contemplated hereby, will not conflict with, or result, by itself or with the giving of notice or the passage of time, in any violation of or default or loss of a benefit under, (i) any provision of the Articles of Incorporation or Bylaws of BOKF, (ii) any material provision of any mortgage, indenture, lease, contract, agreement or other instrument applicable to BOKF or its assets, operations, properties or businesses now conducted or heretofore conducted or
(iii) any statute, law, ordinance, rule or regulation applicable to BOKF.

     SECTION 4.05  Litigation.  No legal action, suit or proceeding or judicial,
                   ----------
administrative or governmental investigation is pending or, to the best knowledge of BOKF, threatened against or BOKF that questions or might question the validity of this Agreement or the agreements contemplated hereby or any actions taken or to be taken by BOKF pursuant hereto or thereto or seeks to enjoin or otherwise restrain the transactions contemplated hereby or thereby.

     SECTION 4.06  Consents and Approvals.  BOKF's Board of Directors (at a
                   ----------------------
meeting duly called and held) has resolved to approve and adopt the Merger Agreement and the Merger as the sole shareholder of BOKSub. Except for regulatory approvals as disclosed in Schedule 4.06, no approval, consent, order or authorization of, or registration, declaration or filing with, any governmental authority or other third party is required on the part of BOKF in connection with the execution, delivery or performance of this Agreement or the agreements contemplated hereby or the consummation by BOKF of the transactions contemplated hereby or thereby. BOKF is not aware of any matters that would prevent BOKF from obtaining all necessary approvals as set forth on Schedule 4.06, on a timely basis.

     SECTION 4.07  Representations Not Misleading.  No representation or
                   ------------------------------
warranty by BOKF contained in this Agreement, nor any statement, exhibit or schedule furnished to FTC by BOKF under and pursuant to, or in anticipation of this Agreement, contains or will contain on the Closing Date any untrue statement of a material fact or omits or will omit to state a material fact necessary to make the statements contained herein or therein, in light of the circumstances under which it was or will be made, not misleading.


                                  ARTICLE V.
                               COVENANTS OF FTC

     FTC hereby makes the covenants set forth in this Article V to BOKF.

     SECTION 5.01  Best Efforts.  FTC will use its best efforts to cause the
                   ------------
consummation of the transactions contemplated hereby in accordance with the terms and conditions of this Agreement.

     SECTION 5.02  Merger Agreement.  FTC will, as soon as practicable after the
                   ----------------
execution of this Agreement, duly authorize and enter into the Merger Agreement, the form of which is attached hereto as Exhibit "A", and perform all of its
                                        -----------
obligations thereunder.

     SECTION 5.03  Information for Applications and Statements.  FTC will, and
                   -------------------------------------------
will cause the Bank to, promptly furnish to BOKF all information concerning FTC and the Bank, including, but not limited to, financial statements, required for inclusion in any application or statement to be made by BOKF to or filed by BOKF with any governmental body in connection with the transactions contemplated by this Agreement, or in connection with any unrelated transactions during the pendency of this Agreement, and FTC represents and warrants that all information so furnished for such statements and applications shall be true and correct in all material respects and shall not omit any material fact required to be stated therein or necessary to make the statements made, in light of the circumstances under which they were made, not misleading. FTC and the Bank shall otherwise fully cooperate with BOKF in the filing of any applications or other documents necessary to consummate the transactions contemplated by this Agreement.

     SECTION 5.04  Required Acts of FTC and the Bank.  Prior to the Closing, FTC
                   ---------------------------------
and the Bank shall, unless otherwise permitted in writing by BOKF:

          A. Operate only in the ordinary course of business and consistent with prudent banking practices;

          B. Except as required by normal business practices, use all reasonable efforts to preserve its business organization intact and to retain its present customers, depositors, suppliers, correspondent banks, officers, directors, employees and agents;

          C. Act in a manner intended to preserve or attempt to preserve its goodwill;

          D. Perform all of its obligations under contracts, leases and documents relating to or affecting its assets, properties and business except such obligations as FTC or the Bank may in good faith reasonably dispute;

          E. Except as required by normal business practices, maintain all offices, machinery, equipment, materials, supplies, inventories, vehicles and other properties owned, leased or used by it (whether under its control or the control of others), in good operating condition and repair, ordinary wear and tear excepted;

          F. Maintain in full force and effect all insurance policies now in effect or renewals thereof and, except as required by normal business practices that do not jeopardize insurance coverage, give all notices and present all claims under all insurance policies in due and timely fashion;

          G. Timely file all reports required to be filed with governmental authorities and observe and conform to all applicable laws, rules, regulations, ordinances, codes, orders, licenses and permits, except those being contested in good faith by appropriate proceedings;

          H. Timely file all tax returns required to be filed by it and promptly pay all taxes, assessments, governmental charges, duties, penalties, interest and fines that become due and payable, except those being contested in good faith by appropriate proceedings;

          I. Withhold from each payment made to each of its employees the amount of all taxes (including, but not limited to, federal income taxes, FICA taxes and state and local income and wage taxes) required to be withheld therefrom and pay the same to the proper tax receiving officers;

          J. Continue to follow and implement policies, procedures and practices regarding the identification, monitoring, classification and treatment of all assets in substantially the same manner as it has in the past; and

          K. Account for all transactions in accordance with GAAP (unless otherwise instructed by RAP, in which instance account for such transaction in accordance with RAP).

     SECTION 5.05  Prohibited Acts of FTC and the Bank.  Since September 30,
                   -----------------------------------
1996, FTC and Bank have not and, after the date of this Agreement and prior to the Closing, neither FTC nor the Bank shall, without the prior written consent of BOKF (which consent shall be deemed to have been denied unless BOKF consents in writing pursuant to Section 11.07):

          A.   Introduce any new material method of management or operation;

          B. Take any action that could reasonably be anticipated to result in a Material Adverse Change;

          C. Take or fail to take any action that would reasonably cause or permit the representations and warranties made in Article III hereof to be inaccurate at the time of the Closing or preclude FTC from making such representations and warranties at the time of the Closing;

          D. Mortgage, pledge or subject to lien, charge, security interest or any other encumbrance or restriction any of its property, business or assets, tangible or intangible except in the ordinary course of business and consistent with past practices;

          E. Cause or allow the loss of insurance coverage, unless replaced with coverage which is substantially similar (in amount and insurer) to that now in effect;

          F. Incur any obligation or liability, whether absolute or contingent, except in the ordinary course of business and consistent with past practices;

          G. Discharge or satisfy any lien, charge or encumbrance or pay any obligation or liability, whether absolute or contingent, due or to become due, except in the ordinary course of business consistent with past practices;

          H. Issue, reserve for issuance, grant, sell or authorize the issuance of any shares of its capital stock or other securities or subscriptions, options, warrants, calls, rights or commitments of any kind relating to the issuance thereto;

          I. Purchase or redeem any of its stock or declare or pay any distribution on its outstanding capital stock, except for:

               (i)  dividends by the Bank to FTC,

               (ii) redemptions or repurchases of the FTC Stock required in order to satisfy any litigation pending against FTC or the Bank or to allow FTC to fulfill its obligations to the employee stock ownership plan of FTC, provided that any amounts paid to redeem or repurchase the FTC Stock shall reduce the Merger Consideration.

          J.   Change its articles or bylaws or its authorized capital stock;

          K. Sell, transfer, lease to others or otherwise dispose of any of its assets or cancel or compromise any debt or claim, or waive or release any right or claim, which, individually or in the aggregate, would constitute a Material Adverse Change, except (i) sales of other real estate held by the Bank, (ii) a sale of approximately 0.8 acres owned by the Bank and adjacent to the bank's main banking facility, or (iii) in the ordinary course of business and consistent with past practices;

          L. Enter into any transaction other than in the ordinary course of business;

          M. Sell or knowingly dispose of, or otherwise divest itself of the ownership, possession, custody or control, of any corporate books or records of any nature that, in accordance with past practice, normally are retained for a period of time after their use, creation or receipt, except at the end of the normal retention period;

          N. Make any change in the rate of compensation, commission, bonus or other direct or indirect remuneration payable, or pay or agree or orally promise to pay, conditionally or otherwise, any bonus, extra compensation, extra pension or extra severance or extra vacation pay, to or for the benefit of any of its shareholders, directors, officers, employees or agents, or enter into any employment or consulting contract (other than as contemplated by this Agreement) or other agreement with any director, officer or employee or adopt, amend in any material respect or terminate any pension, employee welfare, retirement, stock purchase, stock option, stock appreciation rights, termination, severance, income protection, golden parachute, savings or profit-sharing plan (including trust agreements and insurance contracts embodying such plans), any deferred compensation, or collective bargaining agreement, any group insurance contract or any other incentive, welfare or employee benefit plan or agreement maintained by it for the benefit of its directors, employees or former employees, except in the ordinary course of business and consistent with past practices and safe and sound banking principles, and except normal periodic increases in the compensation payable to officers or salaried employees, consistent with past practices and made in the ordinary course of business, provided, however, that nothing in this Agreement shall be construed to prohibit the Bank from (i) paying bonuses to officers and employees of the Bank consistent with the Bank's past practices or (ii) taking any of the actions described in Section 7.06;

          P. Acquire any capital stock or other equity securities or acquire any equity or ownership interest in any bank, corporation, partnership or other entity, except (i) through settlement of indebtedness, foreclosure, or the exercise of creditors' remedies or (ii) in a fiduciary capacity, the ownership of which does not expose it to any liability from the business, operations or liabilities of such person;

          Q. Terminate, cancel or surrender any contract, lease or other agreement or suffer any damage, destruction or loss that, in any case or in the aggregate, would constitute a Material Adverse Change;

          R. Dispose of, permit to lapse, transfer or grant any rights under, or breach or infringe upon, any United States or foreign license or proprietary right or modify any existing rights with respect thereto, except in the ordinary course of business and consistent with past practices and safe and sound banking principles;

          S. Make any capital expenditures or capital additions or betterments in excess of an aggregate of $50,000, other than those expenditures contemplated by the proposed upgrade of the Bank's internal computer network; or

          T. Make any, or acquiesce with any, change in any accounting methods, principles or material practices.

     SECTION 5.06  Additional Financial Statements.  FTC shall promptly furnish,
                   -------------------------------
when available, BOKF with (A) unaudited statements of condition and income of FTC as of September 30, 1996 and December 31, 1996 and (B) true and complete copies of each additional Report of Condition and Income of the Bank.

     SECTION 5.07  Untrue Representations.  FTC shall promptly notify BOKF in
                   ----------------------
writing if FTC becomes aware of any fact or condition making untrue, or shows to have been untrue, in any material respect, any schedule or any other information furnished to BOKF or any representation or warranty made in or pursuant to this Agreement or resulting in FTC's failure to comply with any covenant, condition or agreement contained in this Agreement.

     SECTION 5.08  Litigation and Claims.  FTC shall promptly notify BOKF in
                   ---------------------
writing of any litigation, or of any claim, controversy or contingent liability that might be expected to become the subject of litigation, against FTC or the Bank or affecting any of their properties, if such litigation or potential litigation might, in the event of an unfavorable outcome, result in a Material Adverse Change, and FTC shall promptly notify BOKF of any legal action, suit or proceeding or judicial, administrative or governmental investigation, pending or, to the knowledge of FTC, threatened against FTC or the Bank that questions or might question the validity of this Agreement or the agreements contemplated hereby, including, but not limited to, the Merger Agreement, or any actions taken or to be taken by FTC or the Bank pursuant hereto or thereto or seeks to enjoin or otherwise restrain the transactions contemplated hereby or thereby.

     SECTION 5.09  No Negotiation with Others.  FTC shall not, directly or
                   --------------------------
indirectly, nor shall it permit the Bank or their officers, directors, employees, representatives or agents to, directly or indirectly (A) encourage, solicit or initiate discussions or negotiations with, or (B) except upon advice of counsel to the extent required to fulfill the fiduciary duties owed to the shareholders of FTC, entertain, discuss or negotiate with, or provide any information to, or cooperate with, any corporation, partnership, person or other entity or group (other than BOKF or its Affiliates or associates or officers, partners, employees or other authorized representatives of BOKF or such Affiliates or associates) concerning any merger, tender offer or other takeover offer, sale of substantial assets, sale of shares of capital stock or similar transaction involving FTC or the Bank. Immediately upon receipt of any unsolicited offer, FTC will communicate to BOKF the terms of any proposal or request for information and the identity of the parties involved.

     SECTION 5.10   Consents and Approvals.  FTC shall use its best efforts to
                    ----------------------
obtain all consents and approvals from third parties, including those listed on
Schedule 3.08, at the earliest practicable time.


                                  ARTICLE VI.
                               COVENANTS OF BOKF

     BOKF hereby makes the covenants set forth in this Article VI to FTC.

     SECTION 6.01  Best Efforts.  BOKF agrees to use its best efforts to cause
                   ------------
the consummation of the transactions contemplated hereby in accordance with the terms and conditions of this Agreement.

     SECTION 6.02  Incorporation and Organization of BOKSub.  BOKF will
                   ----------------------------------------
incorporate, charter and organize BOKSub as a Texas corporation.

     SECTION 6.03  Merger Agreements.  BOKF will, as soon as practicable after
                   -----------------
the execution of this Agreement, enter into the Merger Agreement, the form of which is attached hereto as Exhibit "A", and shall perform all of its
                            -----------
obligations thereunder. BOKF will, as soon as practicable after the execution of this Agreement, cause BOKSub to duly authorize and enter into the Merger Agreement and shall cause BOKSub to perform all of its obligations thereunder. BOKF shall vote all of the stock of BOKSub in favor of the Merger and the Merger Agreement.

     SECTION 6.04  Information for Applications and Statements.  BOKF will
                   -------------------------------------------
promptly furnish to FTC all information concerning BOKF and BOKSub, including, but not limited to, financial statements, required for inclusion in (A) any proxy statement to be used by FTC in connection with the approval of the shareholders of FTC of the transactions contemplated hereby and (B) any application or statement to be made by FTC or filed by FTC with any governmental body in connection with the transactions contemplated by this Agreement, or in connection with any unrelated transactions during the pendency of this Agreement, and BOKF represents and warrants that all information so furnished for such statements and applications shall be true and correct in all material respects and shall not omit any material fact required to be stated therein or necessary to make the statements made, in light of the circumstances under which they were made, not misleading. BOKF shall otherwise fully cooperate with FTC and the Bank in the filing of any applications or other documents necessary to consummate the transactions contemplated by this Agreement, including the Merger.

     SECTION 6.05  Acts of BOKSub.  Prior to the Closing, BOKF shall not cause
                   --------------
BOKSub to take any action or execute any agreement, document or certificate except as contemplated by this Agreement and the other agreements contemplated hereby, including, but not limited to, the Merger Agreement.

     SECTION 6.06  Untrue Representations.  BOKF shall promptly notify FTC in
                   ----------------------
writing if BOKF becomes aware of any fact or condition that makes untrue, or shows to have been untrue, in any material respect, any schedule or any other information furnished to FTC or any representation or warranty made in or pursuant to this Agreement or that results in BOKF's failure to comply with any covenant, condition or agreement contained in this Agreement.

     SECTION 6.07  Litigation and Claims.  BOKF shall promptly notify FTC of any
                   ---------------------
legal action, suit or proceeding or judicial, administrative or governmental investigation, pending or, to the knowledge of BOKF, threatened against BOKF or BOKSub that questions or might question the validity of this Agreement or the agreements contemplated hereby, including, but not limited to, the Merger Agreement, or any actions taken or to be taken by BOKF or BOKSub pursuant hereto or thereto or seeks to enjoin or otherwise restrain the transactions contemplated hereby or thereby.

     SECTION 6.08  Regulatory and Other Approvals.  BOKF shall promptly, but in
                   ------------------------------
no event later than thirty (30) days after receipt by BOKF of all information requested pursuant to Section 5.03, file or cause to be filed applications for all regulatory approvals required to be obtained by BOKF or BOKSub in connection with this Agreement and the other agreements contemplated hereby. BOKF shall promptly furnish FTC with copies of all such regulatory filings and all correspondence for which confidential treatment has not been requested. BOKF shall use its best efforts to obtain all such regulatory approvals and any other approvals from third parties, including those listed on Schedule 4.06, at the earliest practicable time.

     SECTION 6.09  Adverse Change.  BOKF shall promptly notify FTC in writing if
                   --------------
any change shall have occurred or been threatened (or any development shall have occurred or been threatened involving a prospective change) that would adversely affect, prevent or delay consummation of the transactions contemplated by this Agreement or the other agreements contemplated hereby.


                                 ARTICLE VII.
                CONDITIONS PRECEDENT TO THE OBLIGATIONS OF FTC

     All obligations of FTC under this Agreement are subject to the fulfillment, prior to or at the Closing, of each of the following conditions, any or all of which may be waived in whole or in part by FTC.

     SECTION 7.01  Compliance with Representations, Warranties, and Agreements.
                   -----------------------------------------------------------
All representations and warranties made by BOKF in this Agreement or in any document or schedule delivered to FTC pursuant hereto shall have been true and correct in all material respects when made and shall be true and correct in all material respects as of the Closing with the same force and effect as if such representations and warranties were made at and as of the Closing, except with respect to those representations and warranties specifically made as of an earlier date (in which case such representations and warranties shall be true as of such earlier date). BOKF shall have performed or complied in all material respects with all agreements, terms, covenants and conditions required by this Agreement to be performed or complied with by BOKF prior to or at the Closing.

     SECTION 7.02  Shareholder Approvals.  The holders of at least two-thirds of
                   ---------------------
the FTC Stock entitled to vote on the Merger and the Merger Agreement shall have approved the Merger and the Merger Agreement.

     SECTION 7.03  Government and Other Approvals.  BOKF shall have received
                   ------------------------------
approvals, acquiescence or consents of the transactions contemplated by this Agreement and the Merger Agreement, from all necessary governmental agencies and authorities and other third parties, including but not limited to the Federal Reserve, and all applicable waiting periods shall have expired, and the approvals and consents of all third parties required to consummate this Agreement and the other agreements contemplated hereby, including, but not limited to, the Merger Agreement and the transactions contemplated hereby and thereby, including all consents described on Schedules 3.08 and 4.06. Such approvals and the transactions contemplated hereby shall not have been contested or threatened to be contested by any Federal or state governmental authority or by any other third party (except shareholders asserting statutory dissenters' appraisal rights) by formal proceedings.

     SECTION 7.04  No Litigation.  No action shall have been taken, and no
                   -------------
statute, rule, regulation or order shall have been promulgated, enacted, entered, enforced or deemed applicable to the acquisition by any Federal, state or foreign government or governmental authority or by any court, domestic or foreign, including the entry of a preliminary or permanent injunction, that would (A) make the Agreement or any other agreement contemplated hereby, including, but not limited to, the Merger Agreement, or the transactions contemplated hereby or thereby illegal, invalid or unenforceable, (B) impose material limits in the ability of any party to this Agreement to consummate the Agreement or any other agreement contemplated hereby, including, but not limited to, the Merger Agreement, or the transactions contemplated hereby or thereby, or
(C) if the Agreement or any other agreement contemplated hereby, including, but not limited to, the Merger Agreement, or the transactions contemplated hereby or thereby are consummated, subject FTC or the Bank or subject any officer, director, shareholder or employee thereof to criminal or civil liability. No action or proceeding before any court or governmental authority, domestic or foreign, by any government or governmental authority or by any other person, domestic or foreign, shall be threatened, instituted or pending that would reasonably be expected to result in any of the consequences referred to in clauses (A) through (C) above.

     SECTION 7.05  Funds Availability.  BOKF shall have provided FTC with
                   ------------------
verification in form and substance reasonably acceptable to FTC of the availability of the funds to timely deliver, at the Closing, the Merger Consideration, which verification may include a copy of a loan commitment letter from a commercial bank doing business in Texas, in an amount consistent with that set forth in the application to the Federal Reserve, and approval by the Federal Reserve of such application.

     SECTION 7.06  Certain Additional Conditions.
                   -----------------------------

          A. Mr. William Stahnke and the Bank, have entered into a mutually agreeable employment agreement for the employment of Mr. Stahnke as an officer of the Bank in a form essentially the same as the form of employment agreement attached hereto as Exhibit "B" completed to provide
                                             -----------
     approximately the same compensation and benefits as Mr. Stahnke is currently receiving.

          B. The Bank shall have adopted a severance policy providing for the payment to any employee who is involuntarily dismissed within the first 180 days after the Closing Date, an amount equal to at least one week's pay for each year of service or portion thereof by such employee, which policy will be honored after the Closing with respect to the employees of the Bank as of the date of the Closing.

          C. Each of the persons who is a party to a currently effective executive supplemental income agreement ("ESI") or director's deferred income agreement ("DDI") shall have entered into an agreement that modifies each ESI or DDI to (a) provide that the obligations of FTC and the Bank under such agreements are limited to certain insurance policies and the proceeds or funds received therefrom, and (b) create a trust arrangement to hold such insurance policies for the benefit of the persons subject to such agreements, with the remainder interests in such policies to be held for the Bank.


                                 ARTICLE VIII.
                CONDITIONS PRECEDENT TO THE OBLIGATIONS OF BOKF

     All obligations of BOKF under this Agreement are subject to the fulfillment, prior to or at the Closing, of each of the following conditions, any or all of which may be waived in whole or in part by BOKF.

     SECTION 8.01  Compliance with Representations, Warranties and Agreements.
                   ----------------------------------------------------------
All representations and warranties made by FTC in this Agreement or in any schedule delivered to BOKF pursuant hereto shall have been true and correct when made and shall be true and correct as of the Closing with the same force and effect as if such representations and warranties were made at and as of the Closing, except with respect to those representations and warranties specifically made as of an earlier date (in which case such representations and warranties shall be true as of such earlier date). FTC shall have performed or complied in all material respects with all agreements, terms, covenants and conditions required by this Agreement to be performed or complied with by FTC prior to or at the Closing.

     SECTION 8.02  Shareholder Approvals.  The holders of at least two-thirds of
                   ---------------------
the shares of the FTC Stock entitled to vote on the Merger and the Merger Agreement shall have approved the Merger and the Merger Agreement.

     SECTION 8.03  Government and Other Approvals.  BOKF shall have received
                   ------------------------------
approvals, acquiescence or consents of the transactions contemplated by this Agreement and the Merger Agreement from all necessary governmental agencies and authorities, including but not limited to the Federal Reserve, and all applicable waiting periods shall have expired, and the approvals and consents of all third parties required to consummate this Agreement and the other agreements contemplated hereby, including, but not limited to, the Merger Agreement and the transactions contemplated hereby and thereby, including all consents described on Schedules 3.08 and 4.06. Such approvals and the transactions contemplated hereby shall not have been contested or threatened to be contested by any Federal or state governmental authority or by any other third party (except shareholders asserting statutory dissenters' appraisal rights) by formal proceedings. It is understood that, if such contest is brought by formal proceedings, BOKF may, but shall not be obligated to, answer and defend such contest or otherwise pursue this transaction over such objection.

     SECTION 8.04  No Litigation.  No action shall have been taken, and no
                   -------------
statute, rule, regulation or order shall have been promulgated, enacted, entered, enforced or deemed applicable to this Agreement, the Merger, or the transactions contemplated hereby or thereby by any Federal, state or foreign government or governmental authority or by any court, domestic or foreign, including the entry of a preliminary or permanent injunction, that would (A) make this Agreement or any other agreement contemplated hereby, including, but not limited to, the Merger Agreement, or the transactions contemplated hereby or thereby illegal, invalid or unenforceable, (B) require the divestiture of a material portion of the assets of FTC or the Bank, (C) impose material limits in the ability of any party to this Agreement to consummate the Agreement or any other agreement contemplated hereby, including, but not limited to, the Merger Agreement, or the transactions contemplated hereby or thereby, (D) otherwise result in a Material Adverse Change or (E) if this Agreement or any other agreement contemplated hereby, including, but not limited to, the Merger Agreement, or the transactions contemplated hereby or thereby are consummated, subject BOKF or BOKSub or subject any officer, director, shareholder or employee of BOKF or BOKSub to criminal or civil liability. No action or proceeding before any court or governmental authority, domestic or foreign, by any government or governmental authority or by any other person, domestic or foreign, shall be threatened, instituted or pending that would reasonably be expected to result in any of the consequences referred to in clauses (A) through
(E) above.

     SECTION 8.05  No Material Adverse Change.  There shall have been no
                   --------------------------
Material Adverse Change since September 30, 1996.

     SECTION 8.06  Certain Additional Conditions.
                   -----------------------------

          A. Mr. William Stahnke and the Bank, shall have entered into a mutually agreeable employment agreement for the employment of Mr. Stahnke as an officer of the Bank in a form essentially the same as the form of employment agreement attached hereto as Exhibit "B", completed to provide
                                             ------------
     approximately the same compensation and benefits as Mr. Stahnke is currently receiving.

          B. No more than three bank officers mutually agreed between FTC and BOKF, other than Mr. Stahnke, shall have, entered into mutually agreeable employment agreements for their employment as officers of the Bank in a form essentially the same as the form of employment agreement attached hereto as Exhibit "B", completed to provide approximately the same compensation and
     -----------
     benefits as each is currently receiving.

          C. Each of the persons who is a party to a currently effective ESI or DDI shall have entered into an agreement that modifies each ESI or DDI to (a) provide that the obligations of FTC and the Bank under such agreements are limited to certain insurance policies and the proceeds or funds received therefrom, and (b) create a trust arrangement to hold such insurance policies for the benefit of the persons subject to such agreements, with the remainder interests in such policies to be held for the Bank.

     SECTION 8.07  Payment of FTC Indebtedness.  At the Effective Date, FTC
                   ---------------------------
shall have paid in full all Excess Indebtedness, and the amount of the Excess Indebtedness shall reduce the Cash Consideration in accordance with Section 1.05B. For purposes of this Agreement, the term "Excess Indebtedness" means any and all indebtedness that would be reflected on a parent-only balance sheet of FTC, prepared in accordance with GAAP, as of the Effective Date, other than (i) indebtedness for current accounts payable incurred for services and materials in the ordinary course of operations, (ii) FTC's Subordinated Debentures totaling approximately $124,000 at September 30, 1996, and (iii) the mortgage payable to the Bank in the approximate amount of $249,000 at September 30, 1996.


                                  ARTICLE IX.
                          TERMINATION AND ABANDONMENT

     SECTION 9.01  Right of Termination.  This Agreement and the transactions
                   --------------------
contemplated hereby may be terminated and abandoned at any time prior to or at the Closing (notwithstanding approval thereof by the shareholders of FTC), as follows, and in no other manner:

          A. By the mutual consent of FTC and BOKF, duly authorized by the board of directors of each of FTC and BOKF.

          B. By either FTC or BOKF if the conditions precedent to such parties' obligations to close specified in Articles VII and VIII, respectively, hereof have not been met or waived by May 31, 1997 or such later date as has been approved by FTC and BOKF.

          C. By either FTC or BOKF if any of the transactions contemplated by this Agreement or the Merger Agreement are disapproved by any regulatory authority whose approval is required to consummate such transactions or if any court of competent jurisdiction in the United States or other United States (federal or state) governmental body shall have issued an order, decree or ruling or taken any other action restraining, enjoining, invalidating or otherwise prohibiting the Agreement or the transactions contemplated hereby and such order, decree, ruling or other action shall have been final and nonappealable.

          D.   By BOKF if there shall have been any Material Adverse Change.

          E. By BOKF if FTC shall fail to comply in any material respect with any of its covenants or agreements contained in this Agreement or in any other agreement contemplated hereby, including, but not limited to, the Merger Agreement, and such failure shall not have been cured within a period of thirty (30) calendar days after notice from BOKF, or if any of the representations or warranties of FTC contained herein or therein shall be inaccurate in any material respect.

          F. By FTC if BOKF shall fail to comply in any material respect with any of its covenants or agreements contained in this Agreement or in any other agreement contemplated hereby and such failure shall not have been cured within a period of thirty (30) calendar days after notice from FTC, or if any of the representations or warranties of BOKF contained herein or therein shall be inaccurate in any material respect.

     SECTION 9.02  Notice of Termination.  The power of termination provided for
                   ---------------------
by Section 9.01 hereof may be exercised only by a notice given in writing, as provided in Section 11.07 of this Agreement.

     SECTION 9.03  Effect of Termination.  Without limiting any other relief to
                   ---------------------
which either party hereto may be entitled for breach of this Agreement, in the event of the termination and abandonment of this Agreement pursuant to the provisions of Section 9.01 hereof, no party to this Agreement shall have any further liability or obligation in respect of this Agreement, except for (A) liability of a party for expenses pursuant to Section 11.02 hereof, and (B) the provisions of Article X hereof shall remain applicable.


                                  ARTICLE X.
                           CONFIDENTIAL INFORMATION

     SECTION 10.01  Definition of "Recipient," "Disclosing Party" and
                    -------------------------------------------------
"Representative".  For purposes of this Article X, the term "Recipient" shall
----------------
mean the party receiving the Subject Information (as defined in Section 10.02) and the term "Disclosing Party" shall mean the party furnishing the Subject Information. The terms "Recipient" or "Disclosing Party", as used herein, include: (1) all persons and entities related to or affiliated in any way with the Recipient or the Disclosing Party, as the case may be, and (2) any person or entity controlling, controlled by or under common control with the Recipient or the Disclosing Party, as the case may be. The term "Representative" as used herein, shall include all directors, officers, shareholders, employees, representatives, advisors, attorneys, accountants and agents of any of the foregoing. The term "person" as used in this Article X shall be broadly interpreted to include, without limitation, any corporation, company, group, partnership, governmental agency or individual.

     SECTION 10.02  Definition of "Subject Information".  For purposes of this
                    -----------------------------------
Article X, the term "Subject Information" shall mean all information furnished to the Recipient or its Representatives (whether prepared by the Disclosing Party, its Representatives or otherwise and whether or not identified as being nonpublic, confidential or proprietary) by or on behalf of the Disclosing Party or its Representatives relating to or involving the business, operations or affairs of the Disclosing Party or otherwise in possession of the Disclosing Party. The term "Subject Information" shall not include information that (A) was already in the Recipient's possession at the time it was first furnished to Recipient by or on behalf of Disclosing Party, provided that such information is not known by the Recipient to be subject to another confidentiality agreement with or other obligation of secrecy to the Disclosing Party, its Subsidiaries or another party, or (B) becomes generally available to the public other than as a result of a disclosure by the Recipient or its Representatives, or (C) becomes available to the Recipient on a non-confidential basis from a source other than the Disclosing Party, its Representative or otherwise, provided that such source is not known by the Recipient to be bound by a confidentiality agreement with or other obligation of secrecy to the Disclosing Party, its Representative or another party.

     SECTION 10.03 Confidentiality.  Each Recipient hereby agrees that the
                   ---------------
Subject Information will be used solely for the purpose of reviewing and evaluating the transactions contemplated by this Agreement and the other agreements contemplated hereby, including the Merger Agreement, and that the Subject Information will be kept confidential by the Recipient and the Recipient's Representatives; provided, however, that (A) any of such Subject Information may be disclosed to the Recipient's Representatives (including, but not limited to, the Recipient's accountants, attorneys and investment bankers) who need to know such information for the purpose of evaluating any such possible transaction between the Disclosing Party and the Recipient (it being understood that such Representatives shall be informed by the Recipient of the confidential nature of such information and that the Recipient shall direct and cause such persons to treat such information confidentially); and (B) any disclosure of such Subject Information may be made to which the Disclosing Party consents in writing prior to any such disclosure by Recipient.

     SECTION 10.04  Securities Law Concerns.  Each Recipient hereby acknowledges
                    -----------------------
that the Recipient is aware, and the Recipient will advise the Recipient's Representatives who are informed as to the matters that are the subject of this Agreement, that the United States securities laws prohibit any person who has received material, non-public information from an issuer of securities from purchasing or selling securities of such issuer or from communicating such information to any other person under circumstances in which it is reasonably foreseeable that such person is likely to purchase or sell such securities.

     SECTION 10.05  Return of Subject Information.  In the event of termination
                    -----------------------------
of this Agreement or the Merger Agreement, for any reason, the Recipient shall promptly return to the Disclosing Party all written material containing or reflecting any of the Subject Information other than information contained in any application, notice or other document filed with any governmental agency and not returned to the Recipient by such governmental agency. In making any such filing, the Recipient will request confidential treatment of such Subject Information included in any application, notice or other document filed with any governmental agency.

     SECTION 10.06  Specific Performance/Injunctive Relief.  Each Recipient
                    --------------------------------------
acknowledges that the Subject Information constitutes valuable, special and unique property of the Disclosing Party critical to its business and that any breach of Article X of this Agreement by it will give rise to irreparable injury to the Disclosing Party that is not compensable in damages. Accordingly, each Recipient agrees that the Disclosing Party shall be entitled to obtain specific performance and/or injunctive relief against the breach or threatened breach of
Article X of this Agreement by the Recipient or its Representatives. Each Recipient further agrees to waive, and use its reasonable efforts to cause its Representatives to waive, any requirement for the securing or posting of any bond in connection with such remedies. Such remedies shall not be deemed the exclusive remedies for a breach of Article X of this Agreement, but shall be in addition to all other remedies available at law or in equity to the Disclosing Party.


                                  ARTICLE XI.
                                 MISCELLANEOUS

     SECTION 11.01  Survival of Representations and Warranties.  The parties
                    ------------------------------------------
hereto agree that all of their respective representations and warranties contained in this Agreement shall not survive the Closing Date except as provided in Article XII.

     SECTION 11.02  Expenses.  BOKF shall pay all of its expenses and costs
                    --------
(including, without limitation, all counsel fees and expenses) incurred in connection with this Agreement and the consummation of the transactions contemplated hereby. The FTC Shareholders shall pay (i) all expenses and costs (including, without limitation, all counsel fees and expenses, investment advisory and consulting fees, and the costs of any fairness opinion) incurred by FTC in connection with the transactions contemplated hereby and (ii) all costs of discharging any stock appreciation rights that may exist as of the Closing (collectively, the "FTC Expenses").

     SECTION 11.03  Brokerage Fees and Commissions.  BOKF hereby represents to
                    ------------------------------
FTC that no agent, representative or broker has represented BOKF in connection with the transactions described in this Agreement. FTC shall not have any responsibility or liability for any fees, expenses or commissions payable to any agent, representative or broker of BOKF, and BOKF hereby agrees to indemnify and hold FTC harmless for any amounts owed to any agent, representative or broker of BOKF. FTC hereby represents to BOKF that other than Service Asset Management Company ("SAMCO"), no other agent, representative or broker has represented FTC, the Bank or any or all of the shareholders in connection with the transactions described in this Agreement. BOKF shall have no responsibility or liability for any fees, expenses or commissions payable to any agent, representative or broker of FTC, the Bank or any shareholder of FTC, and FTC hereby agrees to indemnify and hold BOKF harmless for any amounts owed to any agent, representative or broker of FTC, the Bank or any shareholder of FTC, including SAMCO.

     SECTION 11.04  Entire Agreement.  This Agreement and the other agreements,
                    ----------------
documents, schedules and instruments executed and delivered by the parties to each other at the Closing constitute the full understanding of the parties, a complete allocation of risks between them and a complete and exclusive statement of the terms and conditions of their agreement relating to the subject matter hereof and supersede any and all prior agreements, whether written or oral, that may exist between the parties with respect thereto. Except as otherwise specifically provided in this Agreement, no conditions, usage of trade, course of dealing or performance, understanding or agreement purporting to modify, vary, explain or supplement the terms or conditions of this Agreement shall be binding unless hereafter or contemporaneously herewith made in writing and signed by the party to be bound, and no modification shall be effected by the acknowledgment or acceptance of documents containing terms or conditions at variance with or in addition to those set forth in this Agreement.

     SECTION 11.05  Further Cooperation.  The parties agree that they will, at
                    -------------------
any time and from time to time after the Closing, upon request by the other and without further consideration, do, perform, execute, acknowledge and deliver all such further acts, deeds, assignments, assumptions, transfers, conveyances, powers of attorney, certificates and assurances as may be reasonably required in order to fully consummate the transactions contemplated hereby in accordance with this Agreement or to carry out and perform any undertaking made by the parties hereunder.

     SECTION 11.06  Severability.  In the event that any provision of this
                    ------------
Agreement is held to be illegal, invalid or unenforceable under present or future laws, then (A) such provision shall be fully severable and this Agreement shall be construed and enforced as if such illegal, invalid or unenforceable provision were not a part hereof; (B) the remaining provisions of this Agreement shall remain in full force and effect and shall not be affected by such illegal, invalid or unenforceable provision or by its severance from this Agreement; and
(C) there shall be added automatically as a part of this Agreement a provision as similar in terms to such illegal, invalid or unenforceable provision as may be possible and still be legal, valid and enforceable.

     SECTION 11.07  Notices.  Any and all payments (other than payments at the
                    -------
Closing), notices, requests, instructions and other communications required or permitted to be given under this Agreement after the date hereof by any party hereto to any other party shall be delivered personally or by nationally recognized overnight courier service or sent by mail or (except in the case of payments) by telex or facsimile transmission, at the respective addresses or transmission numbers set forth below and shall be effective (A) in the case of personal delivery, telex or facsimile transmission, when received; (B) in the case of mail, upon the earlier of actual receipt or five (5) business days after deposit in the United States Postal Service, first class certified or registered mail, postage prepaid, return receipt requested; and (C) in the case of nationally-recognized overnight courier service, one (1) business day after delivery to such courier service together with all appropriate fees or charges and instructions for such overnight delivery. The parties may change their respective addresses and transmission numbers by written notice to all other parties, sent as provided in this Section 11.07. All communications must be in writing and addressed as follows:

          IF TO FTC:

          Jerry Lastelick
          Chairman of the Board
          First TexCorp, Inc.
          2650 Royal Lane, Suite 208
          P.O. Box 59105
          Dallas, Texas 75229-1105
          Telecopy:  (972) 241-6430

          WITH A COPY TO:

          Messrs. Charles E. Greef and
          Brian R. Marek
          Jenkens & Gilchrist,
          a Professional Corporation
          1445 Ross Avenue, Suite 3200
          Dallas, Texas  75202-2799
          Telecopy:  (214) 855-4300

          IF TO BOKF:

          Mr. Stanley A. Lybarger
          President and Chief Executive Officer
          BOK Financial Corporation
          Bank of Oklahoma Tower
          Tulsa, Oklahoma 74103
          Telecopy:  (918) 588-6853

          WITH A COPY TO:
          Frederic Dorwart
          Frederic Dorwart, Lawyers
          Old City Hall
          124 East Fourth Street
          Tulsa, Oklahoma 74103
          Telecopy:  (918) 583-8251


     SECTION 11.08  GOVERNING LAW.  THIS AGREEMENT SHALL BE CONSTRUED IN
                    -------------
ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF TEXAS (INCLUDING THOSE LAWS RELATING TO CHOICE OF LAW) APPLYING TO CONTRACTS ENTERED INTO AND TO BE PERFORMED WITHIN THE STATE OF TEXAS, WITHOUT REGARD FOR THE PROVISIONS THEREOF REGARDING CHOICE OF LAW. VENUE FOR ANY CAUSE OF ACTION ARISING FROM THIS AGREEMENT SHALL LIE IN DALLAS, TEXAS.

     SECTION 11.09  Multiple Counterparts.  For the convenience of the parties
                    ---------------------
hereto, this Agreement may be executed in multiple counterparts, each of which shall be deemed an original, and all counterparts hereof so executed by the parties hereto, whether or not such counterpart shall bear the execution of each of the parties hereto, shall be deemed to be, and shall be construed as, one and the same Agreement. A telecopy or facsimile transmission of a signed counterpart of this Agreement shall be sufficient to bind the party or parties whose signature(s) appear thereon.

     SECTION 11.10  Certain Definitions.
                    -------------------

          A. "Affiliate" means, with respect to any person, any person that, directly or indirectly, controls, is controlled by, or is under common control with, such person in question. For the purposes of this definition, "control" (including, with correlative meaning, the terms "controlled by" and "under common control with") as used with respect to any person, shall mean the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such person, whether through the ownership of voting securities or by contract or otherwise.

          B. "Environmental Laws" mean all federal, state and local laws, regulations, statutes, ordinances, codes, rules, decisions, orders or decrees relating or pertaining to the public health and safety or the environment, or otherwise governing the generation, use, handling, collection, treatment, storage, transportation, recovery, recycling, removal, discharge or disposal of Hazardous Materials, including, without limitation, (i) the Solid Waste Disposal Act, 42 U.S.C. 6901 et seq., as
                                                                  -------
     amended ("SWDA," also known as "RCRA" for a subsequent amending act), (ii) the Comprehensive Environmental Response, Compensation and Liability Act, 42 U.S.C. (S)9601 et seq., as amended ("CERCLA"), (iii) the Clean Water
                       -------
     Act, 33 U.S.C. (S)1251 et seq., as amended ("CWA"), (iv) the Clean Air Act,
                            -------
     42 U.S.C. (S)7401 et seq., as amended ("CAA"), (v) the Toxic Substances
                       -------
     Control Act, 15 U.S.C. (S)2601 et seq., as amended ("TSCA"), (vi) the
                                    -------
     Emergency Planning and Community Right to Know Act, 15 U.S.C. (S)2601 et
                                                                           --
     seq., as amended ("EPCRKA"), and (vii) the Occupational Safety and Health
     ----
     Act, 29 U.S.C. (S) 651 et seq., as amended.
                            ------

          C. "Hazardous Material" means, without limitation, (i) any "hazardous wastes" as defined under RCRA, (ii) any "hazardous substances" as defined under CERCLA, (iii) any toxic pollutants as defined under CWA,
     (iv) any hazardous air pollutants as defined under CAA, (v) any hazardous chemicals as defined under TSCA, (vi) any hazardous substances or extremely hazardous substances as defined under EPCRKA, (vii) asbestos, (viii) polychlorinated biphenyls, (ix) underground storage tanks, whether empty, filled or partially filled with any substance, (x) any substance the presence of which on the property in question is prohibited under any Environmental Law, and (xi) any other substance which under any Environmental Law requires special handling or notification of or reporting to any federal, state or local governmental entity in its generation, use, handling, collection, treatment, storage, re-cycling, treatment, transportation, recovery, removal, discharge or disposal.

          D. The term "Property" or "Properties" shall include all real property owned or leased by FTC or the Bank, including, but not limited to properties that the Bank has foreclosed on as well as their respective premises and all improvements and fixtures thereon.

          E. "Material Adverse Change" means any material adverse change in the financial condition, assets, properties, liabilities (absolute, accrued, contingent or otherwise), reserves, business or results of operations of FTC or the Bank.

          F. "Subsidiary" or "Subsidiaries" means, when used with reference to an entity, any corporation, a majority of the outstanding voting securities of which are owned directly or indirectly by such entity or any partnership, joint venture or other enterprise in which any entity has, directly or indirectly, any equity interest.

     SECTION 11.11  Specific Performance.  Each of the parties hereto
                    --------------------
acknowledges that the other parties would be irreparably damaged and would not have an adequate remedy at law for money damages in the event that any of the covenants contained in this Agreement were not performed in accordance with its terms or otherwise were materially breached. Each of the parties hereto therefore agrees that, without the necessity of proving actual damages or posting bond or other security, the other party shall be entitled to temporary and/or permanent injunction or injunctions to prevent breaches of such performance and to specific enforcement of such covenants in addition to any other remedy to which they may be entitled, at law or in equity.

     SECTION 11.12  Attorneys' Fees and Costs.  In the event attorneys' fees or
                    -------------------------
other costs are incurred to secure performance of any of the obligations herein provided for, or to establish damages for the breach thereof, or to obtain any other appropriate relief, whether by way of prosecution or defense, the prevailing party shall be entitled to recover reasonable attorneys' fees and costs incurred therein.

     SECTION 11.13  Rules of Construction.  Each use herein of the masculine,
                    ---------------------
neuter or feminine gender shall be deemed to include the other genders. Each use herein of the plural shall include the singular and vice versa, in each case as the context requires or as it is otherwise appropriate. The word "or" is used in the inclusive sense. All articles and sections referred to herein are articles and sections, respectively, of this Agreement and all exhibits and schedules referred to herein are exhibits and schedules, respectively, attached to this Agreement. Descriptive headings as to the contents of particular sections are for convenience only and shall not control or affect the meaning, construction or interpretation of any provision of this Agreement. Any and all schedules, exhibits, annexes, statements, reports, certificates or other documents or instruments referred to herein or attached hereto are and shall be incorporated herein by reference hereto as though fully set forth herein verbatim.

     SECTION 11.14 Binding Effect; Assignment.  All of the terms, covenants,
                   --------------------------
representations, warranties and conditions of this Agreement shall be binding upon, and inure to the benefit of and be enforceable by, the parties hereto and their respective successors, representatives and permitted assigns. Nothing expressed or referred to herein is intended or shall be construed to give any person other than the parties hereto any legal or equitable right, remedy or claim under or in respect of this Agreement, or any provision herein contained, it being the intention of the parties hereto that this Agreement, the assumption of obligations and statements of responsibilities hereunder, and all other conditions and provisions hereof are for the sole benefit of the parties to this Agreement and for the benefit of no other person. Nothing in this Agreement shall act to relieve or discharge the obligation or liability of any third party to any party to this Agreement, nor shall any provision give any third party any right of subrogation or action over or against any party to this Agreement. No party to this Agreement shall assign this Agreement, by operation of law or otherwise, in whole or in part, without the prior written consent of the other parties. Any assignment made or attempted in violation of this Section 11.14 shall be void and of no effect.

     SECTION 11.15  Public Disclosure.  Neither FTC nor BOKF will make, issue or
                    -----------------
release any announcement, statement, press release, acknowledgment or other public disclosure of the existence of, or reveal the terms, conditions or the status of, this Agreement or the transactions contemplated hereby without the prior written consent of the other parties to this Agreement; provided, however, that notwithstanding the foregoing, FTC and BOKF will be permitted after prior telephone notice to the other, to make any public disclosures or governmental filings as legal counsel may deem necessary to maintain compliance with or to prevent violations of applicable federal or state laws or regulations or that may be necessary to obtain regulatory approval for the transactions contemplated hereby.

     SECTION 11.16  Extension; Waiver.  At any time prior to the Closing Date,
                    -----------------
the parties may (A) extend the time for the performance of any of the obligations or other acts of the other parties hereto, (B) waive any inaccuracies in the representations and warranties contained herein or in any document, certificate or writing delivered pursuant hereto, or (C) waive compliance with any of the agreements or conditions contained herein. Such action shall be evidenced by a signed written notice given in the manner provided in Section 11.07 hereof. No party to this Agreement shall by any act (except by a written instrument given pursuant to Section 11.07 hereof) be deemed to have waived any right or remedy hereunder or to have acquiesced in any breach of any of the terms and conditions hereof. No failure to exercise, nor any delay in exercising any right, power or privilege hereunder by any party hereto shall operate as a waiver thereof. No single or partial exercise of any right, power or privilege hereunder shall preclude any other or further exercise thereof or the exercise of any other right, power or privilege. A waiver of any party of any right or remedy on any one occasion shall not be construed as a bar to any right or remedy that such party would otherwise have on any future occasion or to any right or remedy that any other party may have hereunder.

     SECTION 11.17  Amendments.  To the extent permitted by applicable law, this
                    ----------
Agreement may be amended by action taken by or on behalf of the Board of Directors of BOKF and FTC at any time before or after adoption of this Agreement by the shareholders of FTC but, after any submission of this Agreement to such shareholders for approval, no amendment shall be made that decreases the consideration to be paid for the FTC Stock as set forth in Section 1.05 or that materially and adversely affects the rights of FTC's shareholders hereunder without the requisite approval of such shareholders. This Agreement may be amended, modified or supplemented only by an instrument in writing executed by the party against which enforcement of the amendment, modification or supplement is sought.


                                  ARTICLE XII
                                    ESCROWS

     SECTION 12.01  Representations Escrow.  On the Effective Date, BOKF shall
                    ----------------------
establish an escrow account (the "Representations Escrow") with Alliance Trust Company, National Association (the "Escrow Agent"). The Representations Escrow shall be governed by an escrow agreement, the form of which is attached hereto as "Exhibit "C" (the "Representations Escrow Agreement"), which shall provide as
   ------------
follows:

          A. At the Effective Date, BOKF shall deposit the principal amount of $500,000 into the Representations Escrow, which, together with (i) all
                                                      -------------
     interest earned thereon, but reduced by (ii) any Representations Escrow
                                  ----------
     Allowed Claim (as hereafter defined) is referred to herein as the "Representations Escrow Funds."

          B. The Representations Escrow Funds shall be initially invested in a one-year certificate of deposit at the Bank at the rate and on the terms and conditions generally offered by the Bank for certificates of deposit of comparable size and duration, and upon maturity as necessary, in three-month certificates of deposit at the Bank at the rates and on terms and conditions generally offered by the Bank for certificates of comparable size and duration at each renewal date, provided that any penalty for early withdrawal of such funds will either be waived by the Bank or borne by BOKF.

          C. The representations, warranties, covenants and agreements of FTC contained in this Agreement (other than those contained in Section 12.02) shall survive the Closing, and BOKF shall be indemnified and held harmless from any and all losses, to be decreased a rate of thirty-five percent (35%) to account for all federal and state taxes, arising from any breach by FTC of any such representations, warranties, covenants and agreements (collectively, "Representations Losses"), provided that (i) written notice of such Representations Losses must be given to FTC on or before March 31, 1998, (ii) the sole remedy available to BOKF for any Representations Losses shall be limited solely to a claim against the Representations Escrow Funds, (iii) all payments, if any, to be made in respect of any Representations Losses shall be made solely from the Representations Escrow Funds, (iv) the FTC shareholders shall have no obligations or liability for any such Representations Losses except to the extent of the Representations Escrow Funds, and (v) no claim shall be made for any Representations Losses unless and until the aggregate amount of all Representations Losses exceeds $25,000.

          D. In the event BOKF makes no claim for any Representations Losses on or before March 31, 1998, the Representations Escrow Agreement shall terminate and the Escrow Agent shall, on or before April 15, 1998, distribute the Representations Escrow Funds to the FTC Shareholders in accordance with Section 1.05C.

          E. In the event BOKF makes a claim for any Representations Losses on or before March 31, 1998, the Escrow Agent shall continue to hold and invest the Representations Escrow Funds until such claim is resolved by (i) the mutual agreement of the FTC Shareholders or (ii) a final adjudication determining the merits of the BOKF claim, at which time the Representations Escrow Agreement shall terminate, the Escrow Agent shall pay the claim of BOKF as mutually agreed or finally adjudicated (a "Representations Escrow Allowed Claim") and the Escrow Agent shall distribute the Representations Escrow Funds to the FTC Shareholders in accordance with Section 1.05C.

          F. The rights of the FTC Shareholders in the Representations Escrow and the Representations Escrow Funds shall not be assignable or transferable except by operation of law or by intestacy and will not be evidenced by any certificate or other interest.

          G. The persons who are members of the Board of Directors of FTC immediately prior to the Closing shall collectively serve as agent, acting by a majority vote in the same manner as a board of directors acting under the TBCA, for the FTC Shareholders and shall have full authority to act for and on behalf thereof in the administration of the provision of this Section (the "Agent"). The actions of the persons acting as Agent for the FTC Shareholders shall be deemed actions taken by them as members of the Board of Directors of FTC prior to the Closing.

          H. BOKF shall pay the fees and costs of the Escrow Agent with respect to the Representations Escrow.

     SECTION 12.02  Deposits Escrow.  On the Effective Date, BOKF shall
                    ---------------
establish an escrow account (the "Deposits Escrow") with the Escrow Agent. The Deposits Escrow shall be governed by an escrow agreement, the form of which is attached hereto as "Exhibit "D" (the "Deposits Escrow Agreement"), which shall
                   ------------
provide as follows:

          A. At the Effective Date, BOKF shall deposit the principal amount of $750,000 into the Deposits Escrow, which, together with (i) all interest
                                               -------------
     earned thereon, but  reduced by (ii) any Deposits Escrow Allowed Claim (as
                          ----------
     hereafter defined) is referred to herein as the "Deposits Escrow Funds."

          B. The Deposits Escrow Funds shall be initially invested in a two-year certificate of deposit at the Bank at the rate and on the terms and conditions generally offered by the Bank for certificates of deposit of comparable size and duration, and upon maturity as necessary, in three-month certificates of deposit at the Bank at the rates and on terms and conditions generally offered by the Bank for certificates of comparable size and duration at each renewal date, provided that any penalty for early withdrawal of such funds will either be waived by the Bank or borne by BOKF.

          C. FTC represents and warrants that the customers of the Bank and their related CIF and deposit accounts listed on Schedule 12.02 had the average ledger balances reflected on Schedule 12.02 during the period commencing November 1, 1995, and ending October 31, 1996 (except where adjusted as noted on Schedule 12.02), which average ledger balances were $750,000 or more (the "Large Deposits"). If the Economic Value of the average ledger balances of all Large Deposits (excluding any increase in Economic Value attributed to any shareholder of FTC) for the period commencing with the date hereof and ending on the second anniversary of the Closing (the "Determination Date") does not equal or exceed the Economic Value of the average ledger balances of all Large Deposits for the period commencing November 1, 1995, and ending on October 31, 1996, then BOKF shall be indemnified and held harmless from any and all losses arising from any such decrease in Economic Value (collectively "Economic Value Losses"), provided that (i) written notice of such Economic Value Losses must be given to FTC on or before the thirtieth (30th) day following the Determination Date (the "Notice Date"), (ii) the sole remedy available to BOKF for any Economic Value Losses shall be limited solely to a claim against the Deposits Escrow Funds, (iii) all payments, if any, to be made in respect of any Economic Value Losses shall be made solely from the Deposits Escrow Funds, and (iv) the FTC Shareholders shall have no obligations or liability for any such Economic Value Losses except to the extent of the Deposits Escrow Funds. As used herein, the term "Economic Value" means (i) ten (10) times (ii) the sum of the products of (A) the average ledger balance of each Large Deposit account multiplied by (B) the Interest Spread. As used herein, the term "Interest Spread" means (i) six percent (6%) for demand deposit accounts, (ii) four percent (4%) for NOW accounts (iii) three and one-quarter percent (3.25%) for money market accounts, (iv) one and one-half percent (1.5%) for savings accounts, and
     (v) one and one-quarter percent (1.25%) for certificates of deposit, each to be decreased a rate of thirty-five percent (35%) to account for all federal and state taxes. In addition, in the event a new category of interest-bearing account becomes generally offered in the Dallas-Fort Worth SMSA as a result of the adoption of new, or the amendment of existing, federal law or regulations, the Economic Value Losses shall be decreased by any amount attributable to a transfer of funds from demand deposit accounts to such new interest-bearing accounts.

          D. In the event BOKF makes no claim for any Economic Value Losses on or before the Notice Date, the Deposits Escrow Agreement shall terminate and the Escrow Agent shall, on or before the fifteenth day after the Notice Date, distribute the Deposits Escrow Funds to the FTC Shareholders in accordance with Section 1.05D.

          E. In the event BOKF makes a claim for any Economic Value Losses on or before the Notice Date, the Escrow Agent shall continue to hold and invest the Deposits Escrow Funds until such claim is resolved by (i) the mutual agreement of the FTC Shareholders or (ii) a final adjudication determining the merits of the BOKF claim, at which time the Deposits Escrow Agreement shall terminate, the Escrow Agent shall pay the claim of BOKF as mutually agreed or finally adjudicated (a "Deposits Escrow Allowed Claim") and the Escrow Agent shall distribute the Deposits Escrow Funds to the FTC Shareholders in accordance with Section 1.05D.

          F. The rights of the FTC Shareholders in the Deposits Escrow and the Deposits Escrow Funds shall not be assignable or transferable except by operation of law or by intestacy and will not be evidenced by any certificate or other interest.

          G. The persons who are members of the Board of Directors of FTC immediately prior to the Closing shall collectively serve as the Agent, acting by a majority vote in the same manner as a board of directors acting under the TBCA, for the FTC Shareholders and shall have full authority to act for and on behalf thereof in the administration of the provision of this Section. The actions of the Agent shall be deemed actions taken by such persons as members of the Board of Directors of FTC prior to the Closing.

          H. BOKF shall pay the fees and costs of the Escrow Agent with respect to the Deposits Escrow.

     SECTION 12.03 ESI/DDI Escrow.  On the Effective Date, BOKF shall establish
                   --------------
an escrow account (the "ESI/DDI Escrow") with the Escrow Agent. The ESI/DDI Escrow shall be governed by an escrow agreement, the form of which is attached hereto as "Exhibit "E" (the "ESI/DDI Escrow Agreement"), which shall provide as follows:

          A. At the Effective Date, BOKF shall deposit the principal amount of $1,300,000 into the ESI/DDI Escrow, which, together with (i) all interest earned thereon, but reduced by (ii) any ESI/DDI Escrow Allowed Claim (as
                         ----------
     hereafter defined) is referred to herein as the "ESI/DDI Escrow Funds,"

          B. The ESI/DDI Escrow Funds shall be initially invested in a one-year certificate of deposit at the Bank at the rate and on the terms and conditions generally offered by the Bank for certificates of deposit of comparable size and duration, and upon maturity as necessary, in three-month certificates of deposit at the Bank at the rates and on terms and conditions generally offered by the Bank for certificates of comparable size and duration at each renewal date, provided that any penalty for early withdrawal of such funds will either be waived by the Bank or borne by BOKF.

          C. The ESI/DDI Escrow Agreement shall terminate and the ESI/DDI Escrow Funds shall be distributed to the FTC Shareholders in accordance with Section 1.05E immediately upon written confirmation addressed to BOKF or the Bank from Pacific Mutual Life Insurance Company, or such other insurance company as may be reasonably acceptable to both BOKF and the Agent (which insurance company is acting as underwriter of the insurance policies currently held by the Bank to fund performance of the Bank's obligations under the ESI and DDI agreements), that such policies are in force and stating the cash surrender value of such policies, which shall not be less than the value reflected on the Bank's general ledger at September 30, 1996.

          D.   If the ESI/DDI Escrow is not terminated in accordance with
     Section 12.03C on or before February 28, 1999, then on March 1, 1999, the ESI/DDI Escrow Funds shall be distributed to BOKF and the ESI/DDI Escrow shall terminate, provided, however, that if the ESI/DDI Escrow is not terminated in accordance with Section 12.03C by November 30, 1998, at the request of the Agent, BOKF shall cause the Bank to sell to a third party by February 27, 1999, all rights of the Bank in the remainder interest of the ESI and DDI policies, so long as the amount to be paid by such third party shall not be less than $1,300,000, and upon consummation of such sale, the ESI/DDI Escrow Funds shall be distributed to the FTC Shareholders and the ESI/DDI Escrow shall terminate. In the event the condition of distribution to the FTC Shareholders described in Section 12.03C is fulfilled prior to the Closing Date, then at the Closing Date, the ESI/DDI Escrow Funds shall be distributed to the FTC Shareholders on the Closing Date.

          E. The rights of the FTC Shareholders in the ESI/DDI Escrow and the ESI/DDI Escrow Funds shall not be assignable or transferable except by operation of law or by intestacy and will not be evidenced by an certificate or other interest.

          F. The persons who are members of the Board of Directors of FTC immediately prior to the Closing shall collectively serve as agent, acting by a majority vote in the same manner as a board of director acting under the TBCA, for the FTC Shareholders and shall have full authority to act for and on behalf thereof in the administration of the provision of this Section (the "Agent"). The actions of the persons acting as Agent for the FTC Shareholders shall be deemed actions taken by them as members of the Board of Directors of FTC prior to the Closing.

          G. BOKF shall pay the fees and cost of the Escrow Agent with respect to the ESI/DDI Escrow.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their duly authorized officers as of the date first above written.

                           BOK FINANCIAL CORPORATION


                           By:
                              --------------------------------------------------
                              Stanley A. Lybarger
                              President and Chief Executive Officer



                              FIRST TEXCORP, INC.


                           By:
                              --------------------------------------------------
                              Jerry Lastelick
                              Chairman of the Board of Directors

                                  EXHIBIT "A"
                                  -----------

                         AGREEMENT AND PLAN OF MERGER

     THIS AGREEMENT AND PLAN OF MERGER (this "Merger Agreement"), is made as of the ___ DAY OF DECEMBER, 1996 by and among FIRST TEXCORP, INC., a Texas corporation, ("FTC") and BOKF MERGER CORPORATION NUMBER SIX, a Texas corporation ("BOKSub"), and joined in by BOK FINANCIAL CORPORATION, an Oklahoma corporation ("BOKF").

                              W I T N E S S E T H:
                              -------------------

     A. FTC is a corporation duly organized and existing under the laws of the State of Texas, having its principal office in the City of Dallas, Dallas County, State of Texas, with authorized capital stock consisting of (i) 1,000,000 shares of common stock, par value $4.00 per share ("FTC Stock"), of which 347,779 shares are validly issued and outstanding and none of which are held in treasury;

     B. BOKSub is a corporation duly organized and existing under the laws of the State of Texas, with authorized capital stock consisting of 1,000 shares of common stock, $1.00 par value ("BOKSub Stock"), of which 1,000 shares are issued and outstanding;

     C. The majorities of the Boards of Directors of FTC and BOKSub, pursuant to the authority given by and in accordance with the provisions of the Texas Business Corporation Act, as amended (the "TBCA"), have approved this Merger Agreement under which BOKSub shall be merged with and into FTC (the "Merger") and have authorized the execution hereof; and

     D. As and when required by the provisions of this Merger Agreement, all such action as may be necessary or appropriate shall be taken by BOKSub and FTC in order to consummate the Merger.

     NOW, THEREFORE, BOKSub and FTC, joined by BOKF, hereby agree that BOKSub shall be merged with and into FTC on the following terms and conditions:

     1.   Merger of BOKSub and FTC.  At the Effective Date (as defined in
          ------------------------
Section 14), BOKSub shall be merged with and into FTC pursuant to the provisions of Part Five of the TBCA and with the effect provided in Article 5.06 of the TBCA.

     2.   Effects of the Merger.  The Merger shall have the effects set forth in
          ---------------------
Article 5.06 of the TBCA. Following the Merger, FTC shall continue as the corporation resulting from the Merger (the "Resulting Corporation"), and the separate corporate existence of BOKSub shall cease. The name of the Resulting Corporation shall be "First Texcorp, Inc." The existing offices and facilities of FTC immediately preceding the Merger shall be the principal offices and facilities of the Resulting Corporation following the Merger. At the Effective Date, all rights, title and interests to all real estate and other property owned by each of BOKSub and FTC shall be allocated to and vested in the Resulting Corporation without reversion or impairment, without further act or deed, and without any transfer or assignment having occurred, but subject to any existing liens or encumbrances thereon. At the Effective Date, all liabilities and obligations of BOKSub and FTC shall be allocated to the Resulting Corporation, and the Resulting Corporation shall be the primary obligor therefor and no other party to the Merger shall be liable therefor. At the Effective Date, a proceeding pending by or against either BOKSub or FTC may be continued as if the Merger did not occur, or the Resulting Corporation may be substituted in the proceedings.

     3.   Articles of Incorporation and Bylaws.  As a result of the Merger, the
          ------------------------------------
Articles of Incorporation and Bylaws of FTC shall continue in effect as the Articles of Incorporation and Bylaws of the Resulting Corporation until the same shall be amended and changed as provided by law.

     4.   Directors and Officers.  The directors, advisory directors and
          ----------------------
officers of FTC at the Effective Date shall be the directors, advisory directors and officers of the Resulting Corporation and shall hold office from the Effective Date until their respective successors are duly elected or appointed and qualified in the manner provided in the Articles of Incorporation and Bylaws of the Resulting Corporation or as otherwise provided by law, except that, in addition to such FTC directors, Stanley A. Lybarger and James A. White shall be directors of the Resulting Corporation.

     5.   Conversion of the FTC Stock. At the Effective Date by virtue of this
          ---------------------------
Agreement and without any further action on the part of any holder,

          A. The holders as of the Effective Date (the "FTC Shareholders") of the FTC Stock shall collectively be entitled to receive from BOKF the consideration described in Sections 5B, 5C, 5D and 5E below (collectively, the "Merger Consideration").

          B. As of the Effective Date, the FTC Shareholders shall receive an aggregate purchase price of $36,700,000 (the "Cash Consideration"), provided that (i) if the Merger is not consummated by (a) March 4, 1997, if the Board of Governors of the Federal Reserve System (the "Federal Reserve") permits the consummation of the Merger on the fifteenth day following approval of the Merger by the Federal Reserve or (b) March 19, 1997, if the Federal Reserve permits consummation of the Merger on the thirtieth day following approval of the Merger, the Cash Consideration will, unless the failure to consummate the Merger by such date results from a failure of the FTC Stockholders to approve the Merger by such date, increase by $10,000 per day between March 4, 1997 or March 19, 1997, as the case may be, and the Effective Date and (ii) the Cash Consideration shall decrease by an amount equal to the FTC Expenses (as such term is defined in Section 11.02 of the Agreement and Plan of Reorganization, dated as of December 18, 1996, by and between FTC and BOKF (the "Reorganization Agreement")), plus the amount of the Excess Indebtedness (as defined in
     Section 8.07 of the Reorganization Agreement). The Cash Consideration divided by the number of shares of the FTC Stock outstanding on the Effective Date is referred to herein as the "Per Share Cash Consideration." On the Effective Date, each holder of the FTC Stock shall be entitled to receive the Per Share Cash Consideration for each share of FTC Stock such holder owns on the Effective Date.

          C. As of the date of termination of the Representations Escrow Agreement (as defined in Section 12.01 of the Reorganization Agreement), the FTC Shareholders shall receive an aggregate amount equal to the Representations Escrow Funds (as defined in

     Section 12.01 of the Reorganization Agreement). The Representations Escrow Funds divided by the number of shares of FTC Stock outstanding on the Effective Date is referred to herein as the "Per Share Representations Escrow Consideration". Upon the termination of the Representations Escrow Agreement, each holder of the FTC Stock as of the Effective Date shall be entitled to receive the Per Share Representations Escrow Consideration for each share of FTC Stock such holder owns on the Effective Date.

          D. As of the date of termination of the Deposits Escrow Agreement (as defined in Section 12.02 of the Reorganization Agreement), the FTC Shareholders shall receive an aggregate amount equal to the Deposits Escrow Funds (as defined in Section 12.02 of the Reorganization Agreement). The Deposits Escrow Funds divided by the number of shares of FTC Stock outstanding on the Effective Date is referred to herein as the "Per Share Deposits Escrow Consideration". Upon the termination of the Deposits Escrow Agreement, each holder of the FTC Stock as of the Effective Date shall be entitled to receive the Per Share Deposits Escrow Consideration for each share of FTC Stock such holder owns on the Effective Date.

          E. As of the termination of the ESI/DDI Escrow Agreement (as defined in Section 12.03 of the Reorganization Agreement), the FTC Shareholders shall receive an aggregate amount equal to the ESI/DDI Escrow Funds (as defined in Section 12.03 of the Reorganization Agreement). The ESI/DDI Escrow Funds divided by the number of shares of FTC Stock outstanding on the Effective Date is referred to herein as the "Per Share ESI/DDI Escrow Consideration". Upon the termination of the ESI/DDI Escrow Agreement, each holder of the FTC Stock as of the Effective Date shall be entitled to receive the Per Share ESI/DDI Escrow Consideration for each share of FTC Stock such holder owns on the Effective Date.

          F. The number of shares of the BOKSub Stock outstanding at the Effective Date shall, at the Effective Date and by virtue of the Merger and without any action on the part of BOKF or any other party as holder thereof, be converted into a like number of shares of common stock of the Resulting Corporation with a par value of $1.00 per share, with the effect that the number of shares of the common stock of the Resulting Corporation outstanding immediately after the Effective Date shall be equal to the aggregate number of shares of BOKSub Stock outstanding immediately before the Effective Date. The authorized number of shares of common stock of the Resulting Corporation shall be the same as the authorized number of shares of BOKSub Stock immediately prior to the Effective Date.

          G. The Per Share Cash Consideration, the Per Share Representations Escrow Consideration, and the Per Share Deposits Escrow Consideration are hereafter collectively referred to as the "Per Share Merger Consideration." As of the Effective Date, each share of the FTC Stock issued and outstanding at the Effective Date shall, by operation of law and without any action on the part of the holder thereof, unless dissenters' rights under applicable law are being perfected with respect thereto, be converted into the right to receive the Per Share Merger Consideration.

          H. On or following the Effective Date, each holder of the FTC Stock shall be required to surrender, in accordance with Section 14, its shares of FTC Stock to FTC, which shall act as exchange agent (the "Exchange Agent"), and upon such surrender, each such holder shall be entitled to receive from BOKF within three (3) business days thereafter, an amount of cash as determined pursuant to Section 5B. Until so surrendered, each such outstanding certificate representing shares of FTC Stock shall be deemed for all purposes, subject only to dissenters' rights under applicable law, to evidence solely the right to receive from BOKF the Per Share Merger Consideration multiplied by the number of shares represented by such certificate.

     6.   Stock Transfer Books.  The stock transfer books of BOKSub shall be
          --------------------
closed as of the close of business at the Effective Date, and no transfer of record of any of the shares of BOKSub Stock shall take place thereafter.

     7.   FTC Shareholders' Meeting.  This Merger Agreement shall be submitted
          -------------------------
to the shareholders of FTC at a meeting called to be held as promptly as practicable and to the sole shareholder of BOKSub by written consent of the sole shareholder. Upon approval by the requisite votes of each class of the shareholders of FTC and the approval of the sole shareholder of BOKSub, this Merger Agreement shall be made effective as soon as practicable thereafter in the manner provided in Section 14 hereof.

     8.   Dissenters' Rights.  Any shareholder of FTC who has not voted in favor
          ------------------
of the Merger at the meeting of shareholders of FTC and who has given notice in writing at or prior to such meeting of his intent to exercise his dissenters' rights with respect to the Merger, all in accordance with Articles 5.11, 5.12 and 5.13 of the TBCA, shall be governed by such provisions of the TBCA.

     9.   Conditions to Consummation of the Merger.  Consummation of the Merger
          ----------------------------------------
as provided herein shall be conditioned upon the satisfaction of the conditions set forth in the Reorganization Agreement, any or all of which may be waived in accordance with the terms and provisions of the Reorganization Agreement.

     10.  Termination.  This Merger Agreement may be terminated and abandoned at
          -----------
any time prior to or on the Closing Date, whether before or after action thereon by the shareholders of FTC pursuant to the terms and provisions of the Reorganization Agreement.

     11.  Effect of Termination.  In the event of the termination and
          ---------------------
abandonment of this Merger Agreement pursuant to the provisions of Section 10, the liability by reason of this Merger Agreement or the termination thereof on the part of either FTC, BOKF or the directors, officers, employees, agents or shareholders of either of them shall be determined pursuant to the terms and provisions of the Reorganization Agreement. Such terms and provisions are hereby incorporated herein by reference for all purposes.

     12.  Representations and Warranties of BOKSub.  BOKSub is a corporation,
          ----------------------------------------
duly organized, validly existing and in good standing under the laws of the State of Texas. BOKSub has all requisite corporate power and authority (including all licenses, franchises, permits and other governmental authorizations as are legally required) to carry on its business as now being conducted, to own, lease and operate its properties and assets as now owned, leased or operated and to enter into and carry out its obligations under this Merger Agreement.

     13.  Waiver, Amendment and Modification.  Any of the terms or conditions
          ----------------------------------
of this Merger Agreement may be waived at any time, whether before or after action thereon by the shareholders of FTC by the party that is entitled to the benefits thereof. This Merger Agreement may be modified or amended at any time, whether before or after action thereon by the shareholders of FTC, by BOKF and FTC; provided, however, that in no event may any amendment hereto be made after action by the shareholders of FTC that affects the value of the consideration to be received by the shareholders of FTC specified in Section 5 of this Merger Agreement or that materially and adversely affects the rights of FTC's shareholders hereunder without the requisite approval of such shareholders. Any waiver, modification or amendment of this Merger Agreement shall be in writing.

     14.  Closing Date and Effective Date.  On a mutually acceptable date (the
          -------------------------------
"Closing Date") as soon as practicable following the expiration of the mandatory waiting period following the date of the order of the Board of Governors of the Federal Reserve System approving the acquisition of FTC by BOKF, a meeting will take place at which the parties to this Merger Agreement will exchange certificates, opinions, letters and other documents in order to determine whether any condition exists that would permit the parties to this Merger Agreement to terminate this Merger Agreement. If no such condition then exists or if no party elects to exercise any right it may have to terminate this Merger Agreement, then and thereupon the appropriate parties shall execute such documents and instruments as may be necessary or appropriate in order to effect the transactions contemplated by this Merger Agreement and the Reorganization Agreement.

     The Merger shall become effective on the date specified in the Certificate of Merger to be issued by the Secretary of State of the State of Texas under the seal of his office, such time being referred to herein as the "Effective Date."

     The Exchange Agent shall send to each holder of the FTC Stock a letter of transmittal for use in exchanging such holder's certificates for the Per Share Cash Consideration. FTC shall forward letters of transmittal to each of its shareholders, addressed to the most current address of such shareholders according to the records of FTC, at least twenty (20) days prior to the Closing Date unless FTC and BOKF shall mutually agree to send such letters at a later date. If a holder of the FTC Stock surrenders the certificates representing shares of such stock and a properly executed letter of transmittal to the Exchange Agent at least three (3) business days prior to the Closing Date, then on the Closing Date, BOKF shall pay to such shareholder the consideration set forth in Section 5B, with respect to shares of the FTC Stock. If a holder of the FTC Stock surrenders the certificates representing shares of such stock and a properly executed letter of transmittal to the Exchange Agent at any time after three (3) business days prior to the Closing Date, then promptly, and in no event later than three (3) business days after receipt of such certificates and letter of transmittal, BOKF shall pay to such shareholder the consideration set forth in Section 5B with respect to such shares of the FTC Stock. If any record shareholder of FTC is unable to locate any certificate evidencing the FTC Stock, such shareholder shall submit to the Exchange Agent an affidavit of lost certificate and indemnification agreement in form reasonably acceptable to BOKF. Notwithstanding the foregoing, neither the Exchange Agent nor any other party to this Agreement shall be liable to any holder of certificates representing the FTC Stock for any amount paid to a public official pursuant to any applicable abandoned property, escheat or similar law. No interest shall be payable with respect to the payment of the Merger Consideration.

     15.  Multiple Counterparts.  For the convenience of the parties hereto,
          ---------------------
this Merger Agreement may be executed in multiple counterparts, each of which shall be deemed an original, and all counterparts hereof so executed by the parties hereto, whether or not such counterpart shall bear the execution of each of the parties hereto, shall be deemed to be, and shall be construed as, one and the same Merger Agreement. A telecopy or facsimile transmission of a signed counterpart of this Merger Agreement shall be sufficient to bind the party or parties whose signature(s) appear thereon.

     16.  Governing Law.  THIS MERGER AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE
          -------------
WITH AND GOVERNED BY THE LAWS OF THE STATE OF TEXAS (INCLUDING THOSE LAWS RELATING TO CHOICE OF LAW) APPLYING TO CONTRACTS ENTERED INTO AND TO BE PERFORMED WITHIN THE STATE OF TEXAS, WITHOUT REGARD FOR THE PROVISIONS THEREOF REGARDING CHOICE OF LAW.

     17.  Further Assurances.  Each party hereto agrees from time to time, as
          ------------------
and when requested by the other party hereto, or by its successors or assigns, to execute and deliver, or cause to be executed and delivered, all such deeds and instruments and to take or cause to be taken such further or other acts, either before or after the Effective Date, as may be deemed necessary or desirable in order to vest in and confirm to the resulting Corporation title to and possession of any assets of BOKSub or FTC acquired or to be acquired by reason of or as a result of the Merger and otherwise to carry out the intent and purposes hereof, and the officers and directors of the parties hereto are fully authorized in the name of their respective corporate names to take any and all such actions.

     18.  Severability.  In the event that any provision of this Merger
          ------------
Agreement is held to be illegal, invalid or unenforceable under present or future laws, then (a) such provision shall be fully severable and this Merger Agreement shall be construed and enforced as if such illegal, invalid or unenforceable provision were not a part hereof; (b) the remaining provisions of this Merger Agreement shall remain in full force and effect and shall not be affected by such illegal, invalid or unenforceable provision or by its severance from this Merger Agreement; and (c) there shall be added automatically as a part of this Merger Agreement a provision as similar in terms to such illegal, invalid or unenforceable provision as may be possible and still be legal, valid and enforceable.

     19.  Specific Performance.  Each of the parties hereto acknowledges that
          --------------------
the other parties would be irreparably damaged and would not have an adequate remedy at law for money damages in the event that any of the covenants contained in this Merger Agreement were not performed in accordance with its terms or otherwise were materially breached. Each of the parties hereto therefore agrees that, without the necessity of proving actual damages or posting bond or other security, the other party shall be entitled to temporary and/or permanent injunction or injunctions to prevent breaches of such performance and to specific enforcement of such covenants in addition to any other remedy to which they may be entitled, at law or in equity.

     20.  Rules of Construction.  Descriptive headings as to the contents of
          ---------------------
particular sections are for convenience only and shall not control or affect the meaning, construction or interpretation of any provision of this Merger Agreement. All articles and sections referred to herein are articles and sections, respectively, of this Merger Agreement. Each use herein of the masculine, neuter or feminine gender shall be deemed to include the other genders. Each use herein of the plural shall include the singular and vice versa, in each case as the context requires or as it is otherwise appropriate. The word "or" is used in the inclusive sense.

     21.  Binding Effect; Assignment.  All of the terms, covenants,
          --------------------------
representations, warranties and conditions of this Merger Agreement shall be binding upon, and inure to the benefit of and be enforceable by, the parties hereto and their respective successors, representatives and permitted assigns. Nothing expressed or referred to herein is intended or shall be construed to give any person other than the parties hereto any legal or equitable right, remedy or claim under or in respect of this Merger Agreement, or any provision herein contained, it being the intention of the parties hereto that this Merger Agreement, the assumption of obligations and statements of responsibilities hereunder, and all other conditions and provisions hereof are for the sole benefit of the parties to this Merger Agreement and for the benefit of no other person. Nothing in this Merger Agreement shall act to relieve or discharge the obligation or liability of any third party to any party to this Merger Agreement, nor shall any provision give any third party any right of subrogation or action over or against any party to this Merger Agreement. No party to this Merger Agreement shall assign this Merger Agreement, by operation of law or otherwise, in whole or in part, without the prior written consent of the other parties. Any assignment made or attempted in violation of this Section 21 shall be void and of no effect.

     IN WITNESS WHEREOF, the parties hereto have caused this Merger Agreement to be executed by their duly authorized officers as of the date first above written.

                                FIRST TEXCORP, INC.

                            By:
                                ------------------------------------------------
                                Jerry Lastelick,
                                Chairman of the Board of Directors


                                BOKF MERGER CORPORATION
                                  NUMBER SIX

                            By:
                                ------------------------------------------------
                                Stanley Lybarger, President


                                BOK FINANCIAL CORPORATION

                            By:
                                ------------------------------------------------
                                Stanley Lybarger, President
                                  and Chief Executive Officer

                                  EXHIBIT "B"
                                  -----------

                              EMPLOYMENT AGREEMENT
                              --------------------

     This Employment Agreement ("Agreement") is made, effective this ___ day of ______________, 1997 between First Texas Bank, a Texas-chartered banking association (the "Bank") and //_____________, an individual residing in //____________, Texas (the "Executive").

     The Bank and Executive, in consideration of the promises and covenants set forth herein (the receipt and adequacy of which is hereby acknowledged) and intending to be legally bound hereby, agree as follows:

(1)  PURPOSE OF THIS AGREEMENT.  The purpose of this agreement is as follows:
     -------------------------

     (a) The Bank is a Texas-chartered banking association, engaged in the banking business in Dallas County, Texas.

     (b)  The Executive is currently serving as
          //____________________________. The Executive currently has no written agreement of employment with the Bank, but the Executive is currently receiving salary compensation and other benefits from the Bank (collectively, the "Current Benefits").

     (c) Pursuant to an Agreement and Plan of Reorganization, dated as of December 18, 1996 (the "Merger Agreement"), between BOK Financial Corporation ("BOKF") and First TexCorp, Inc. ("Acquiree"), BOKF is acquiring indirect ownership of the Bank (the "Merger"). Upon and subject to consummation of the Merger, the Bank desires to retain the services of Executive and the Executive desires to continue to render services to the Bank.

     (d) The purpose of this Agreement is to set forth the terms and conditions (i) on which the Bank shall, subject to consummation of the Merger, employ the Executive from and after consummation of the Merger and
          (ii) on which the Executive agrees not to compete with the Bank.

(2)  EMPLOYMENT.  The Bank hereby employs the Executive, and the Executive
     ----------
     hereby agrees to work for the Bank, on the following terms and conditions:

     (a) Executive shall serve as //_______________________ of the Bank, subject to the direction of the Board of Directors of the Bank and of the Chief Executive Officer of BOKF; provided, that, in the event of a conflict between the directions being given by the Board of Directors of the Bank and the Chief Executive Officer of BOKF, the Executive shall act in accordance with the directions of the Board of Directors of the Bank.

     (b) Executive shall devote his full time, attention and efforts, exclusively on behalf of the Bank.

     (c) Executive shall devote all time and attention reasonably necessary to the affairs of the Bank and shall serve the Bank diligently, loyally, and to the best of his ability.

     (d) Executive shall serve in such other or additional positions as an officer and/or director of BOKF as the Chief Executive Officer of BOKF may request; provided, however, Executive's residence and place of work shall remain in Dallas County, Texas.

     (e) Notwithstanding anything herein to the contrary, Executive shall not be precluded from engaging in any charitable, civic, political or community activity or membership in any professional organization.

(3)  COMPENSATION.  As the sole, full and complete compensation to the Executive
     ------------
     for the performance of all duties of Executive under this Agreement and for all services rendered by Executive to the Bank or to any affiliate of the
     Bank:

     (a) The Bank shall pay to Executive the sum of //_______________________ per year payable in installments in arrears, less usual and customary payroll deductions for FICA, federal and state withholding, and the like, at the times and in the manner in effect in accordance with the usual and customary payroll policies generally in effect from time to time at the Bank ("Annual Salary").

     (b) The Bank shall pay and provide to Executive pension, thrift, medical insurance, disability insurance plan benefits, and other fringe benefits, generally in effect for senior executive employees of BOKF and its affiliates (the "Additional Benefits"). The pension benefits provided to BOKF employees are fully described in the official plan document but include a contribution initially equal to //____% of pay. Executive shall be credited with his prior service at Acquiree and its affiliates in BOKF's 401k plan and in connection with the Additional Benefits, other than in connection with BOKF's pension plan. Executive shall not be credited with prior service in BOKF's pension plan.

     (c) The Bank may, from time to time in Bank's sole discretion consistent with the practices generally in effect for senior executive employees of BOKF and its affiliates, pay or provide, or agree to pay or provide, Executive a bonus, stock option, or other incentive or performance based compensation. All such bonus, stock option or other incentive or performance based compensation, regardless of its nature (hereinafter called "Performance Compensation") shall not constitute Annual Salary.

     (d) The Bank shall reimburse Executive for reasonable and necessary entertainment, travel and other expenses in accordance with BOKF's standard policies in general effect for senior executive employees of BOKF's affiliates (which includes dues for lunch clubs, but does not include reimbursement for country club memberships or dues).

     (e) The Executive shall be allowed vacation, holidays, and other employee benefits not described above in accordance with the Bank's standard policy in general effect for Bank's senior executive employees.

     (f) The Executive shall be considered for the award of options pursuant to BOKF's 1997 stock option plan (not yet adopted) on the same basis as other senior executives of BOKF and its affiliates.

     (g) Executive hereby agrees to accept the foregoing compensation in lieu of all Current Benefits and as the sole, full and complete compensation to Executive for the performance of all duties of Executive under this Agreement and for all services rendered by Executive to the Bank or any affiliate of the Bank.

(4)  TERM OF THIS AGREEMENT.  The term of this Agreement (the "Term") shall
     ----------------------
     commence (the "Commencement") as of the commencement of the first pay-roll period immediately preceding the effective date of the Merger and shall terminate on the third anniversary date of the Commencement.

(5)  TERMINATION OF THIS AGREEMENT.  Notwithstanding the provisions of paragraph
     -----------------------------
     4 of this Agreement, this Agreement may be terminated on the following terms and conditions:

     (a)  Termination by Bank for Cause.  The Bank may terminate this
             -----------------------------
          Agreement for cause on the following terms and conditions:

          (i) The Bank shall be deemed to have cause to terminate Executive's employment only in one of the following events:

               (A) The Executive shall willfully fail to substantially perform his obligations under this Agreement (it being understood that any such failure resulting from Executive's incapacity due to physical or mental illness shall not be deemed willful);

               (B) Any act which is intended by Executive to materially injure the Bank;

               (C)  Any criminal act involving moral turpitude;

               (D)  Any dishonest or fraudulent act; or,

               (E) Any refusal to obey written orders or instructions of the Board of Directors of the Bank unless such instructions would require Executive to commit an illegal act, could subject Executive to personal liability, would require Executive to violate the terms of this Agreement, or would otherwise be inconsistent with the duties of an officer of a Texas-chartered banking association.

          (ii) The Bank shall be deemed to have cause to terminate Executive's employment only when a majority of the members of the Board of Directors of the Bank finds that, in the good faith opinion of such majority, the Executive committed any of the acts set forth in clauses (A) through (E) of the preceding subparagraph, such finding to have been made after at least ten (10) business days' notice to the Executive and an opportunity for the Executive, together with his counsel, to be heard before such majority. The determination of such majority, made as set forth above, shall be binding upon the Bank and the Executive, absent bad faith or willful misconduct.

          (iii) The effective date of a termination for cause shall be the date of the action of such majority finding the termination was with cause. In the event the Bank terminates this Agreement for cause, (A) the Bank shall pay Executive the Executive's then Annual Salary through, but not beyond, the effective date of the termination, (B) the Executive shall receive those benefits that are accrued through but not beyond the effective date of such termination which are thereafter payable under the terms and provisions of benefit plans then in effect in accordance with paragraph 3 above.

     (b)  Termination By the Executive. The Executive may, at anytime after
          ----------------------------
          the first anniversary date of the consummation of the Merger, terminate this Agreement on the following terms and conditions:

          (i) The Executive may give written notice of termination to the Bank. The termination shall be effective on the fifteenth (15th) business day following the notice of termination.

          (ii) Upon termination by the Executive, the Bank shall have no obligation to Executive under this Agreement beyond the effective date of the termination; provided, however, that the Executive shall be entitled to receive any benefits, insured or otherwise, that Executive would otherwise be able to receive under any benefit plan of the Bank of which Executive is a beneficiary in accordance with paragraph 3.

(6)  DEATH OF EXECUTIVE. In the event of Executive's death during the term of
     ------------------
     this Agreement, his estate, legal representatives, or named beneficiaries (as set forth in a writing by Executive delivered to the Bank prior to death) (i) shall be paid Executive's Annual Salary for a period of six (6) months following the date of Executive's death and (ii) shall receive those benefits which are accrued through the date six (6) months after the date of Executive's death and which are thereafter payable under the terms and provisions of the benefit plans then in effect in accordance with paragraph 3 above.

(7)  PROVISIONS RESPECTING ILLNESS.  In the event Executive is unable to perform
     -----------------------------
     his duties under this Agreement on a full-time basis for a period of six
     (6) consecutive months by reason of illness or other physical or mental disability, and at or before the end of such period, Executive does not return to work on a full-time basis, the Bank may terminate this Agreement without further or additional compensation being due the Executive from the Bank except annual salary and benefits accrued through the date of such termination under benefit plans then in effect in accordance with paragraph 3 above.

(8)  AGREEMENT NOT TO COMPETE.  The provisions of this paragraph 8 are hereafter
     ------------------------
     called the "Non-Competition Agreement".

     (a) Executive agrees that for a period of 24 months after the termination of Executive's employment by Bank, for whatever reason such employment may cease and whether by reason of the expiration of the term of this Agreement and whether for cause or without cause, Executive shall not directly or indirectly (whether as an officer, director, employee, partner, stockholder, creditor or agent, or representative of other persons or entities) (i) engage in the banking business generally or in any business in which the Bank has, as of the date of such termination engaged, in Dallas, Texas, or (ii) solicit clients of Bank or Bank's affiliates or solicit employees of Bank or Bank's affiliates to seek employment with any person or entity except the Bank and its affiliates, whether, in either case, such solicitation is made within or without the area described in this paragraph 8.

     (b) Except in the event of the termination of Executive's employment with the Bank pursuant to the provisions of paragraph 5(a) or paragraph 5(b) of this Agreement, the Bank shall pay Executive during such period of non-competition the sum of //______________________ for each full calendar month payable on the first day of each calendar commencing with the first calendar month of the period of non-competition.

     (c) Executive agrees that (i) this Non-Competition Agreement is entered into in connection with the sale to BOKF of the goodwill of the business of the Bank, (ii) Executive is receiving valuable consideration in the Merger for this Non-Competition Agreement, (iii) the restrictions imposed upon Executive by this Non-Competition Agreement are essential and necessary to ensure BOKF acquires the goodwill of the Bank, and (iv) all the restrictions (including particularly the time and geographical limitations) set forth in this Non-Competition Agreement are fair and reasonable.

     (d) Executive agrees that any remedy at law for any breach of this Non-Competition Agreement would be inadequate and, in the event of any such breach, the Bank shall be entitled to both immediate and permanent injunctive relief without the necessity of posting any bond therefor to preclude any such breach (in addition to any remedies of law which the Bank may be entitled).

(9)  MISCELLANEOUS PROVISIONS.  The following miscellaneous provisions shall
     ------------------------
     apply to this Agreement:

     (a) All notices or advices required or permitted to be given by or pursuant to this Agreement, shall be given in writing. All such notices and advices shall be (i) delivered personally, (ii) delivered by facsimile or delivered by U.S. Registered or Certified Mail, Return Receipt Requested mail, or (iii) delivered for overnight delivery by a nationally recognized overnight courier service. Such notices and advices shall be deemed to have been given (i) the first business day following the date of delivery if delivered personally or by facsimile, (ii) on the third business day following the date of mailing if mailed by U.S. Registered or Certified Mail, Return Receipt Requested, or (iii) on the date of receipt if delivered for overnight delivery by a nationally recognized overnight courier service. All such notices and advices and all other communications related to this Agreement shall be given as follows:

          If to the Bank:

                    BOK Financial Corporation
                    P.O. Box 2300
                    Tulsa, OK 74192
                    Attention: Stanley A. Lybarger
                    Telecopy No.: (918) 588-6888

                    and

                  //______________________________
                    ________________________________
                    ________________________________
                    Telecopy No.: __________________

                    With a Copy to:

                    Frederic Dorwart
                    Old City Hall
                    124 East Fourth Street
                    Tulsa, OK 74103-5010
                    Telecopy No.: (918) 583-8251

          If to Executive:

                    //______________________________
                    ________________________________
                    ________________________________
                    Telecopy No.: __________________

                    With Copy To:

                    //______________________________
                    //______________________________
                    //______________________________
                    Attention: _____________________
                    Telecopy No.: __________________
          or to such other address as the party may have furnished to the other parties in accordance herewith, except that notice of change of addresses shall be effective only upon receipt.

     (b) This Agreement is made and executed in Dallas County, Texas, and all actions or proceedings with respect to, arising directly or indirectly in connection with, out of, related to or from this Agreement, shall be litigated in courts having situs in Dallas County, Texas.

     (c) This Agreement shall be subject to, and interpreted by and in accordance with, the laws (excluding conflict of law provisions) of the State of Texas.

     (d) This Agreement is the entire Agreement of the parties respecting the subject matter hereof. There are no other agreements, representations or warranties, whether oral or written, respecting the subject matter hereof, except as stated in this Agreement.

     (e) This Agreement, and all the provisions of this Agreement, shall be deemed drafted by all of the parties hereto.

     (f) This Agreement shall not be interpreted strictly for or against any party, but solely in accordance with the fair meaning of the provisions hereof to effectuate the purposes and interest of this Agreement.

     (g) Each party hereto has entered into this Agreement based solely upon the agreements, representations and warranties expressly set forth herein and upon his own knowledge and investigation. Neither party has relied upon any representation or warranty of any other party hereto except any such representations or warranties as are expressly set forth herein.

     (h) Each of the persons signing below on behalf of a party hereto represents and warrants that he or she has full requisite power and authority to execute and deliver this Agreement on behalf of the parties for whom he or she is signing and to bind such party to the terms and conditions of this Agreement.

     (i) This Agreement may be executed in counterparts, each of which shall be deemed an original. This Agreement shall become effective only when all of the parties hereto shall have executed the original or counterpart hereof. This Agreement may be executed and delivered by a facsimile transmission of a counterpart signature page hereof.

     (j) In any action brought by a party hereto to enforce the obligations of any other party hereto, the prevailing party shall be entitled to collect from the opposing party to such action such party's reasonable litigation costs and attorneys fees and expenses (including court costs, reasonable fees of accountants and experts, and other expenses incidental to the litigation).

     (k) This Agreement shall be binding upon and shall inure to the benefit of the parties and their respective successors and assigns.

     (l)  This is not a third party beneficiary contract, except BOKF
          (including each affiliate thereof) shall be a third party beneficiary of this Agreement. No person or entity other than a party signing this Agreement and those designated as a third party beneficiary herein shall have any rights under this Agreement.

     (m) This Agreement may be amended or modified only in a writing which specifically references this Agreement.

     (n) A party to this Agreement may decide or fail to require full or timely performance of any obligation arising under this Agreement. The decision or failure of a party hereto to require full or timely performance of any obligation arising under this Agreement (whether on a single occasion or on multiple occasions) shall not be deemed a waiver of any such obligation. No such decisions or failures shall give rise to any claim of estoppel, laches, course of dealing, amendment of this Agreement by course of dealing, or other defense of any nature to any obligation arising hereunder.

     (o) In the event any provision of this Agreement, or the application of such provision to any person or set of circumstances, shall be determined to be invalid, unlawful, or unenforceable to any extent for any reason, the remainder of this Agreement, and the application of such provision to persons or circumstances other than those as to which it is determined to be invalid, unlawful, or unenforceable, shall not be affected and shall continue to be enforceable to the fullest extent permitted by law.

     Dated and effective the date first set forth above.

                                      FIRST TEXAS BANK


                                  By:
                                      ------------------------------------------



                                      ------------------------------------------
                                      //
                                        ----------------------------------------

                                  EXHIBIT "C"
                                  -----------

                               ESCROW AGREEMENT
                               ----------------

                           (Representations Escrow)


     This ESCROW AGREEMENT has been executed this ____ day of _______________, 199__ by and between BOK Financial Corporation ("BOKF"), the Shareholders of First TexCorp, Inc. ("Shareholders"), and Alliance Trust Company, National Association, as Escrow Agent (hereinafter called Escrow Agent).

     BOKF has deposited in escrow with the Escrow Agent $500,000 pursuant to that certain Agreement and Plan of Reorganization dated December 18, 1996, among BOKF, BOKF Merger Corporation Number Six, and First TexCorp, Inc. ("Merger Agreement"). The parties agree that this escrow shall be administered in accordance with Section 12.01 of the Merger Agreement, a true and correct copy of which is attached hereto and incorporated herein by this reference. BOKF and the Agent (as defined in Section 12.01 of the Merger Agreement) shall jointly provide all notices to the Escrow Agent required by Section 12.01 of the Merger Agreement to fulfil the terms and conditions of the Escrow Account and the Escrow Agent shall act only pursuant to the joint written instructions of BOKF and the Agent.

     The parties to this Escrow Agreement agree that the following provisions shall control with respect to the rights duties, liabilities, privileges and immunities of the Escrow Agent.

     (a) The Escrow Agent is not a party to, and is not bound by, or charged with notice of, any agreement out of which this escrow may arise

     (b) The Escrow Agent acts hereunder as a depository only, and is not responsible or liable in any manner whatever for the sufficiency, correctness, genuineness or validity of the subject matter of the escrow, or any part thereof, or for the form or execution thereof, or for the identity or authority of any person executing or depositing it. The Escrow Agent will not render investment advice with respect to the subject matter of this escrow.

     (c) In the event the Escrow Agent becomes involved in litigation in connection with this escrow, the undersigned jointly and severally agree to indemnify and save the Escrow Agent harmless from all loss, cost, damages, expenses and attorney's fees suffered or incurred by the Escrow Agent as a result thereof.

     (d) The Escrow Agent shall be protected in acting upon any written notice, request, waiver, consent, certificate, receipt, authorization, power of attorney or other paper or document which the Escrow Agent in good faith believes to be genuine and what it purports to be.

     (e) The Escrow Agent shall not be liable for anything which it may do or refrain from doing in connection herewith, except its own gross negligence or willful misconduct.

     (f) The Escrow Agent may consult with legal counsel in the event of any dispute or question as to the construction of any of the provisions hereof or its duties hereunder, and it shall incur no liability and shall be fully protected in acting in accordance with the opinion and instructions of such counsel.

     (g) In the event of any disagreement between any of the parties to this agreement, or between them or either of any of them and any other person, resulting in adverse claims or demands being made in connection with the subject matter of the escrow, or in the event that the Escrow Agent, in good faith, be in doubt as to what action it should take hereunder, the Escrow Agent may, at its option, refuse to comply with any claims or demands on it, or refuse to take any other action hereunder, so long as such disagreement continues or such doubt exists, and in any such event, the Escrow Agent shall not be or become liable in any way or to any person for its failure or refusal to act, and the Escrow Agent shall be entitled to continue so to refrain from acting until (i) the rights of all parties shall have been fully and finally adjudicated by a court of competent jurisdiction, or
(ii) all differences shall have been adjusted and all doubt resolved by agreement among all of the interested persons, and the Escrow Agent shall have been notified thereof in writing signed by all such persons. The rights of the Escrow Agent under this paragraph are cumulative of all other rights which it may have by law or otherwise.

     Executed in Dallas, Texas this ___ day of __________, 199__.


                                      BOK Financial Corporation


                                   By
                                      ------------------------------------------
                                      Stanley A. Lybarger, President and Chief
                                      Executive Officer


                                            SHAREHOLDERS

                                   By
                                      ------------------------------------------
                                      Jerry Lastelick
                                      As Chairman of the Board of Directors of First TexCorp, Inc.


                                      Alliance Trust Company, National
                                      Association

                                   By
                                      ------------------------------------------
                                      James Dickson, President

                                  EXHIBIT "D"
                                  -----------

                               ESCROW AGREEMENT
                               ----------------

                               (Deposits Escrow)


     This ESCROW AGREEMENT has been executed this ____ day of _______________, 199__ by and between BOK Financial Corporation ("BOKF"), the Shareholders of First TexCorp, Inc. ("Shareholders"), and Alliance Trust Company, National Association, as Escrow Agent (hereinafter called Escrow Agent).

     BOKF has deposited in escrow with the Escrow Agent $750,000 pursuant to that certain Agreement and Plan of Reorganization dated December 18, 1996, among BOKF, BOKF Merger Corporation Number Six, and First TexCorp, Inc. ("Merger Agreement"). The parties agree that this escrow shall be administered in accordance with Section 12.02 of the Merger Agreement, a true and correct copy of which is attached hereto and incorporated herein by this reference. BOKF and the Agent (as defined in Section 12.02 of the Merger Agreement) shall jointly provide all notices to the Escrow Agent required by Section 12.02 of the Merger Agreement to fulfil the terms and conditions of the Escrow Account and the Escrow Agent shall act only pursuant to the joint written instructions of BOKF and the Agent.

     The parties to this Escrow Agreement agree that the following provisions shall control with respect to the rights duties, liabilities, privileges and immunities of the Escrow Agent.

     (a) The Escrow Agent is not a party to, and is not bound by, or charged with notice of, any agreement out of which this escrow may arise

     (b) The Escrow Agent acts hereunder as a depository only, and is not responsible or liable in any manner whatever for the sufficiency, correctness, genuineness or validity of the subject matter of the escrow, or any part thereof, or for the form or execution thereof, or for the identity or authority of any person executing or depositing it. The Escrow Agent will not render investment advice with respect to the subject matter of this escrow.

     (c) In the event the Escrow Agent becomes involved in litigation in connection with this escrow, the undersigned jointly and severally agree to indemnify and save the Escrow Agent harmless from all loss, cost, damages, expenses and attorney's fees suffered or incurred by the Escrow Agent as a result thereof.

     (d) The Escrow Agent shall be protected in acting upon any written notice, request, waiver, consent, certificate, receipt, authorization, power of attorney or other paper or document which the Escrow Agent in good faith believes to be genuine and what it purports to be.

     (e) The Escrow Agent shall not be liable for anything which it may do or refrain from doing in connection herewith, except its own gross negligence or willful misconduct.

     (f) The Escrow Agent may consult with legal counsel in the event of any dispute or question as to the construction of any of the provisions hereof or its duties hereunder, and it shall incur no liability and shall be fully protected in acting in accordance with the opinion and instructions of such counsel.

     (g) In the event of any disagreement between any of the parties to this agreement, or between them or either of any of them and any other person, resulting in adverse claims or demands being made in connection with the subject matter of the escrow, or in the event that the Escrow Agent, in good faith, be in doubt as to what action it should take hereunder, the Escrow Agent may, at its option, refuse to comply with any claims or demands on it, or refuse to take any other action hereunder, so long as such disagreement continues or such doubt exists, and in any such event, the Escrow Agent shall not be or become liable in any way or to any person for its failure or refusal to act, and the Escrow Agent shall be entitled to continue so to refrain from acting until (i) the rights of all parties shall have been fully and finally adjudicated by a court of competent jurisdiction, or (ii) all differences shall have been adjusted and all doubt resolved by agreement among all of the interested persons, and the Escrow Agent shall have been notified thereof in writing signed by all such persons. The rights of the Escrow Agent under this paragraph are cumulative of all other rights which it may have by law or otherwise.

     Executed in Dallas, Texas this ___ day of __________, 199__.



                                      BOK Financial Corporation


                                   By
                                      ------------------------------------------
                                      Stanley A. Lybarger, President and Chief
                                      Executive Officer


                                            SHAREHOLDERS

                                   By
                                      ------------------------------------------
                                      Jerry Lastelick
                                      As Chairman of the Board of Directors of First TexCorp, Inc.


                                      Alliance Trust Company, National
                                      Association

                                   By
                                      ------------------------------------------
                                      James Dickson, President

                                  EXHIBIT "E"
                                  -----------

                               ESCROW AGREEMENT
                               ----------------

                               (ESI/DDI Escrow)


     This ESCROW AGREEMENT has been executed this ____ day of _______________, 199__ by and between BOK Financial Corporation ("BOKF"), the Shareholders of First TexCorp, Inc. ("Shareholders"), and Alliance Trust Company, National Association, as Escrow Agent (hereinafter called Escrow Agent).

     BOKF has deposited in escrow with the Escrow Agent $1,300,000 pursuant to that certain Agreement and Plan of Reorganization dated December 18, 1996, among BOKF, BOKF Merger Corporation Number Six, and First TexCorp, Inc. ("Merger Agreement"). The parties agree that this escrow shall be administered in accordance with Section 12.01 of the Merger Agreement, a true and correct copy of which is attached hereto and incorporated herein by this reference. BOKF and the Agent (as defined in Section 12.01 of the Merger Agreement) shall jointly provide all notices to the Escrow Agent required by Section 12.01 of the Merger Agreement to fulfil the terms and conditions of the Escrow Account and the Escrow Agent shall act only pursuant to the joint written instructions of BOKF and the Agent.

     The parties to this Escrow Agreement agree that the following provisions shall control with respect to the rights duties, liabilities, privileges and immunities of the Escrow Agent.

     (a) The Escrow Agent is not a party to, and is not bound by, or charged with notice of, any agreement out of which this escrow may arise

     (b) The Escrow Agent acts hereunder as a depository only, and is not responsible or liable in any manner whatever for the sufficiency, correctness, genuineness or validity of the subject matter of the escrow, or any part thereof, or for the form or execution thereof, or for the identity or authority of any person executing or depositing it. The Escrow Agent will not render investment advice with respect to the subject matter of this escrow.

     (c) In the event the Escrow Agent becomes involved in litigation in connection with this escrow, the undersigned jointly and severally agree to indemnify and save the Escrow Agent harmless from all loss, cost, damages, expenses and attorney's fees suffered or incurred by the Escrow Agent as a result thereof.

     (d) The Escrow Agent shall be protected in acting upon any written notice, request, waiver, consent, certificate, receipt, authorization, power of attorney or other paper or document which the Escrow Agent in good faith believes to be genuine and what it purports to be.

     (e) The Escrow Agent shall not be liable for anything which it may do or refrain from doing in connection herewith, except its own gross negligence or willful misconduct.

     (f) The Escrow Agent may consult with legal counsel in the event of any dispute or question as to the construction of any of the provisions hereof or its duties hereunder, and it shall incur no liability and shall be fully protected in acting in accordance with the opinion and instructions of such counsel.

     (g) In the event of any disagreement between any of the parties to this agreement, or between them or either of any of them and any other person, resulting in adverse claims or demands being made in connection with the subject matter of the escrow, or in the event that the Escrow Agent, in good faith, be in doubt as to what action it should take hereunder, the Escrow Agent may, at its option, refuse to comply with any claims or demands on it, or refuse to take any other action hereunder, so long as such disagreement continues or such doubt exists, and in any such event, the Escrow Agent shall not be or become liable in any way or to any person for its failure or refusal to act, and the Escrow Agent shall be entitled to continue so to refrain from acting until (i) the rights of all parties shall have been fully and finally adjudicated by a court of competent jurisdiction, or (ii) all differences shall have been adjusted and all doubt resolved by agreement among all of the interested persons, and the Escrow Agent shall have been notified thereof in writing signed by all such persons. The rights of the Escrow Agent under this paragraph are cumulative of all other rights which it may have by law or otherwise.

     Executed in Dallas, Texas this ___ day of __________, 199__.


                                      BOK Financial Corporation


                                   By
                                      ------------------------------------------
                                      Stanley A. Lybarger, President and Chief
                                      Executive Officer


                                            SHAREHOLDERS

                                   By
                                      ------------------------------------------
                                      Jerry Lastelick
                                      As Chairman of the Board of Directors of First TexCorp, Inc.


                                      Alliance Trust Company, National
                                      Association

                                   By
                                      ------------------------------------------
                                      James Dickson, President


                                      -2-